As filed with the U.S. Securities and Exchange Commission on August 29, 2012

  File No. 333-64981
  File No. 811-09025

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933  ☐

  POST-EFFECTIVE AMENDMENT NO. 18  ☒

  and

  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☐

  AMENDMENT NO. 20  ☒

NEW COVENANT FUNDS

(Exact Name of Registrant as Specified in Charter)

SEI Investments Company

One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices, Zip Code)
1-610-676-1000
(Registrant's Telephone Number)

Timothy D. Barto, Esq.

SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copy to:

Timothy W. Levin, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

It is proposed that this filing become effective (check appropriate box)

☐  Immediately upon filing pursuant to paragraph (b)

☐  On [date] pursuant to paragraph (b)

☒  60 days after filing pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  On [date] pursuant to paragraph (a) of Rule 485

[Insert Graphic]

PROSPECTUS                     , 2012

New Covenant Growth Fund (NCGFX)

New Covenant Income Fund (NCICX)

New Covenant Balanced Growth Fund (NCBGX)

New Covenant Balanced Income Fund (NCBIX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SEI Investments Distribution Co. | One Freedom Valley Drive | Oaks, Pennsylvania 19456

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Contents:

SUMMARY SECTION

New Covenant Growth Fund	3

New Covenant Income Fund	10

New Covenant Balanced Growth Fund	17

New Covenant Balanced Income Fund	24

PRINCIPAL STRATEGIES, OTHER POLICIES AND RISKS	30

MANAGEMENT OF THE FUNDS	37

The Adviser	37

The Sub-Advisers	38

YOUR INVESTMENT	42

Buying Shares	42

Selling Shares	49

Exchange or Transfer of Shares	52

Shareholder Services	54

DISTRIBUTIONS AND TAXES	56

INDEX DESCRIPTIONS	58

FINANCIAL HIGHLIGHTS	59

PRIVACY NOTICE	63

ADDITIONAL INFORMATION	Outside back cover

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New Covenant Growth Fund

Investment Objective - The GROWTH FUND’s investment objective is long-term capital appreciation. Dividend income, if any, will be incidental.

Fees and Expenses - This table describes the fees and expenses that you may pay if you buy and hold shares of the GROWTH FUND.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class A Shares
Maximum Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load	None
Redemption Fee	None

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.62%
Other Expenses	XX	%
Total Annual Fund Operating Expenses(1)	XX	%

(1)  The expense information in this table has been restated to reflect the current fees and expenses of the GROWTH FUND.

Example

This Example is intended to help you compare the cost of investing in the GROWTH FUND with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated; you redeem all of your shares at the end of the time periods; your investment has a hypothetical 5% return each year and the GROWTH FUND’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs for the GROWTH FUND would be:

1 Year	3 Years	5 Years	10 Years
XX	XX	XX	XX

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Portfolio Turnover

The GROWTH FUND pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the GROWTH FUND’s performance. During the most recent fiscal year, the GROWTH FUND’s portfolio turnover rate was XX% of the average value of its portfolio.

Principal Investment Strategies - Under normal market conditions, at least 80% of the GROWTH FUND’s net assets will be invested in a diversified portfolio of common stocks of companies that the GROWTH FUND’s portfolio managers believe have long-term growth potential.

The GROWTH FUND makes investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). The GROWTH FUND does not invest in those companies involved in the military and tobacco industries that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the Mission Responsibility Through Investment Committee Guidelines. The GROWTH FUND also does not invest in certain other companies that have derived 25% or more of the company’s revenues from alcohol, gambling and tobacco, and does not invest in certain companies in the weapons industry.

The GROWTH FUND invests in common stocks and other equity securities of companies of all sizes, domestic and foreign. The GROWTH FUND generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. Up to 40% of the GROWTH FUND’s net assets may be invested in securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions.

SEI Investments Management Corporation (“SIMC,” or the “Adviser”) seeks to enhance performance and reduce market risk by strategically allocating the GROWTH FUND’s assets among multiple sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). The allocation is made based on the Adviser’s desire for balance among differing investment styles and philosophies offered by the Sub-Advisers.

The GROWTH FUND adheres to the social-witness principles through the use of Sub-Advisers that invest directly and a designated Sub-Adviser that acts as an overlay manager and implements the portfolio recommendations of certain other Sub-Advisers. Such other Sub-Advisers provide model portfolios to the GROWTH FUND on an ongoing basis that represent their recommendations as to the securities to be purchased, sold or retained by the GROWTH FUND. The overlay manager constructs a portfolio for a portion of the GROWTH FUND that represents the aggregation of the model portfolios it receives from certain other Sub-Advisers, with the weighting of each model in the portfolio determined by the Adviser. The overlay manager implements the portfolio consistent with that represented by the aggregation of the

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model portfolios, with limited authority to vary from such aggregation, primarily for the purpose of conforming the GROWTH FUND’s securities transactions to the social-witness principles. The overlay manager may also, to a lesser extent, deviate from such aggregation for the purposes of risk management, costs management and efficient tax management.

On occasion, up to 20% of the GROWTH FUND’s net assets may be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, or in unrated equivalents that may be considered by a Sub-Adviser to be investment grade, or in commercial paper within the two highest rating categories of independent rating agencies.

The remainder of the GROWTH FUND’s assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued, is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

Principal Investment Risks - Losing all or a portion of your investment is a risk of investing in the GROWTH FUND. The following principal risks could affect the value of your investment:

Stock Market Risk — Prices of securities held by the GROWTH FUND may fall due to various conditions or circumstances that may be unpredictable. The stock market may, from time to time, become subject to significant volatility which can increase the risks associated with an investment in the GROWTH FUND.

Social-Witness Principles Risk — The GROWTH FUND may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles. This means that the GROWTH FUND may underperform other similar mutual funds that do not consider social-witness principles in their investing.

Small Company Risk — Smaller companies in which the GROWTH FUND invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. The prices of small company stocks tend to rise and fall in value more than other stocks.

Foreign Securities Risk — The performance of the GROWTH FUND’s investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and on currency exchange rates. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

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Emerging Markets Risk — Emerging-market countries may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

Portfolio Turnover Risk — A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may subject a shareholder to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the GROWTH FUND’s performance.

Interest Rate Risk — The market value of bonds generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

Credit Risk — An issuer of a fixed-income security may default on a security by failing to make interest or principal payments when due.

The GROWTH FUND may be appropriate for investors who are looking for capital appreciation as compared to current income; can accept the risks of investing in a portfolio of common stocks; can tolerate performance that can vary substantially from year to year; and have a long-term investment horizon.

Performance - The following performance information provides some indication of the risks of investing in the GROWTH FUND. The bar chart shows changes in the GROWTH FUND’s performance from year to year. The table shows how the GROWTH FUND’s average annual returns for 1-, 5- and 10-year periods compare with those of broad measures of market performance. The GROWTH FUND’s past performance, before and after taxes, is not necessarily an indication of how the GROWTH FUND will perform in the future. Updated performance information is available on the GROWTH FUND’s website at www.NewCovenantFunds.com or by calling the GROWTH FUND toll-free at 877-835-4531.

Annual Total Returns - Calendar Year*

2002	-21.97%
2003	28.84%
2004	9.74%
2005	8.27%
2006	13.42%
2007	5.09%
2008	-38.93%
2009	27.77%
2010	14.08%
2011	XX %

*The year-to-date total return for the GROWTH FUND as of September 30, 2012 was XX%.

During the ten-year period ending December 31, 2011:

Best Quarter    XX Quarter, 20XX    XX%

Worst Quarter    XX Quarter, 20XX    XX %

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Average Annual Total Returns as of December 31, 2011

New Covenant Growth Fund	1 Year		5 Years		10 Years
Return Before Taxes	XX	%	XX	%	XX	%
Return After Taxes on Distributions	XX	%	XX	%	XX	%
Return After Taxes on Distributions and Sale of Fund Shares	XX	%	XX	%	XX	%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	XX	%	XX	%	XX	%
Blended 80% S&P 500® Index/20% MSCI ACWI ex-US Index (reflects no deduction for fees, expenses or taxes)	XX	%	XX	%	XX	%

The GROWTH FUND’s after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Please note that actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their GROWTH FUND shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. SEI Investments Management Corporation is the GROWTH FUND’s investment adviser. Baillie Gifford Overseas Ltd. (“Baillie Gifford”), Parametric Portfolio Associates (“Parametric”), Sustainable Growth Advisers, LP (“SGA”), Tocqueville Asset Management LP (“TAM”), Waddell & Reed Investment Management Co (“WRIMCO”) and WestEnd Advisors, LLC (“WestEnd”) serve as the GROWTH FUND’s Sub-Advisers.

Portfolio Managers. The following individuals serve as the GROWTH FUND’s portfolio managers:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Baillie Gifford Overseas Ltd	Jonathan Bates	Since 2010
	Angus Franklin	Since 2010
	Elaine Morrison	Since 2010
	Gerald Smith	Since 2010
	Andrew Strathdee	Since 2010
	Andrew Stobart	Since 2010

Parametric Portfolio Associates LLC	David Stein	Since 2012

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	Thomas Seto	Since 2012

Sustainable Growth Advisers, LP	Gordon M. Marchand	Since 2011
	George P. Fraise	Since 2011
	Robert L. Rohn	Since 2011

Tocqueville Asset Management LP	Robert W. Kleinschmidt, CFA	Since 2012
	James Hunt	Since 2012
	Peter Shawn	Since 2012
	Joseph Zock	Since 2012

Waddell & Reed Investment Management Co	Erik Becker, CFA	Since 2012
	Gus Zinn, CFA	Since 2012

WestEnd Advisors, LLC	Robert L. Pharr	Since 2012

Purchase and Sale of Growth Fund Shares

You may purchase, exchange into another New Covenant Fund or redeem GROWTH FUND shares on any business day via mail (New Covenant Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 877-835-4531 or through approved selling agents or brokers. You may also purchase or redeem GROWTH FUND shares by wire transfer or exchange GROWTH FUND shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

Tax Information

The GROWTH FUND’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred vehicles such as 401(k) plans or IRAs may be taxed upon withdrawal of assets from those accounts or if you are a tax-exempt organization.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the GROWTH FUND through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the GROWTH FUND and/or the Adviser may pay the intermediary for the sale of the GROWTH FUND shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the GROWTH FUND over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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New Covenant Income Fund

Investment Objective - The INCOME FUND’s investment objective is a high level of current income with preservation of capital.

Fees and Expenses - This table describes the fees and expenses that you may pay if you buy and hold shares of the INCOME FUND.

SHAREHOLDER FEES

(fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load	None
Redemption Fee	None

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.42%
Other Expenses	XX
Total Annual Fund Operating Expenses (1)	XX

(1)  The expense information in this table has been restated to reflect the current fees and expenses of the INCOME FUND.

Example

This Example is intended to help you compare the cost of investing in the INCOME FUND with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated; you redeem all of your shares at the end of the time periods; your investment has a hypothetical 5% return each year and the INCOME FUND’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs for the INCOME FUND would be:

1 Year	3 Years	5 Years	10 Years
XX	XX	XX	XX

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Portfolio Turnover

The INCOME FUND pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the INCOME FUND’s performance. During the most recent fiscal year, the INCOME FUND’s portfolio turnover rate was XX% of the average value of its portfolio.

Principal Investment Strategies - Under normal market conditions, at least 80% of the INCOME FUND’s net assets will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities.

The INCOME FUND makes investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). The INCOME FUND does not invest in those companies involved in the military and tobacco industries that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the Mission Responsibility Through Investment Committee Guidelines. The INCOME FUND also does not invest in certain other companies that have derived 25% or more of the company’s revenues from alcohol, gambling and tobacco, and does not invest in certain companies in the weapons industry.

The INCOME FUND invests in corporate bonds. The INCOME FUND also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported by the right of the issuer to borrow from the U.S. Treasury. The INCOME FUND may also invest in bonds of international corporations or foreign governments. In addition, the INCOME FUND invests in mortgage-backed and asset-backed securities.

At least 65% of the INCOME FUND’s net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the INCOME FUND will attempt to maintain an overall credit quality rating of AA or higher. The INCOME FUND may invest in unrated equivalents that may be considered to be investment grade. The INCOME FUND may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

Up to 20% of the INCOME FUND’s net assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The INCOME FUND may also invest up to 40% of its net assets in the fixed-income securities of foreign issuers in any country including developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.

The Adviser seeks to enhance performance and reduce market risk by strategically allocating the INCOME FUND’s assets among multiple Sub-Advisers. The allocation is made based on the

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Adviser’s desire for balance among differing investment styles and philosophies offered by the Sub-Advisers.

The INCOME FUND’s average dollar-weighted maturity is expected to be approximately nine years. The INCOME FUND may invest in securities of any maturity, but expects its average maturity to range from four years to twelve years and its average duration to be between three and six years. Duration reflects the change in the value of a fixed-income security that will result from a 1% change in interest rates. For example, a five year duration means a bond will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Investments for the INCOME FUND, both foreign and domestic, are selected based on the following criteria:

•  the use of interest-rate and yield-curve analyses;

•  the use of credit analyses, which indicate a security’s rating and potential for appreciation; and

•  use of the above disciplines to invest in high-yield bonds and fixed-income securities issued by foreign and domestic governments and companies.

The remainder of the INCOME FUND’s assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued, is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

Principal Investment Risks - Losing all or a portion of your investment is a risk of investing in the INCOME FUND. The following principal risks could affect the value of your investment:

•  Interest Rate Risk — The market value of bonds generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

•  Call Risk — Call risk exists when an issuer may exercise its rights to pay principal on a bond earlier than scheduled. This typically results when interest rates have declined, and the INCOME FUND will suffer from having to reinvest in lower-yielding bonds.

•  Credit Risk — An issuer of a fixed-income security may default on a security by failing to make interest or principal payments when due.

•  Prepayment Risk — Prepayment risk relates to mortgages being prepaid at a rate different than projected. The INCOME FUND may then be forced to invest the proceeds from prepaid mortgage-backed securities at lower prevailing rates when interest rates are falling, or prevented from investing at higher rates if prepayments are slow when interest rates are rising.

•  Extension Risk — The INCOME FUND’s investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income

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securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the INCOME FUND may exhibit additional volatility.

•  Social-Witness Principles Risk — The INCOME FUND may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles. This means that the INCOME FUND may underperform other similar mutual funds that do not consider social-witness principles in their investing.

•  Foreign Securities Risk — The performance of the INCOME FUND’s investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and on currency exchange rates. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

•  Emerging Markets Risk — Emerging-market countries may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

•  Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government in which the INCOME FUND may invest are backed by the full faith and credit of the U.S. Government, but others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, by the credit of the issuing agency, instrumentality or corporation, or by the U.S. Government in some other way.

•  Portfolio Turnover Risk — A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may subject a shareholder to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the INCOME FUND’s performance.

•  Below-Investment Grade Securities Risk — Below-investment grade securities (commonly referred to as “junk”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal, and, therefore, have a higher risk of default or bankruptcy. The market values of these securities may be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-rated securities tend to be less marketable, and therefore less liquid, than higher-rated securities.

•  Mortgage and Asset-Backed Securities Risk — The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The INCOME FUND would then have to reinvest the

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money at a lower rate. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher than expected. Asset-backed securities may also not have the benefit of any security interest in the related assets. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

The INCOME FUND may be appropriate for investors who prefer a bond fund that invests in both corporate and U.S. Government securities; desire income to complement a portfolio of more aggressive investments; can tolerate performance that may vary from year to year; and prefer a relatively conservative investment for income.

Performance - The following performance information provides some indication of the risks of investing in the INCOME FUND. The bar chart shows changes in the INCOME FUND’s performance from year to year. The table shows how the INCOME FUND’s average annual returns for 1-, 5- and 10-year periods compare with those of a broad measure of market performance. The INCOME FUND’s past performance, before and after taxes, is not necessarily an indication of how the INCOME FUND will perform in the future. Updated performance information is available on the INCOME FUND’s website at www.NewCovenantFunds.com or by calling the INCOME FUND toll-free at 877-835-4531.

Annual Total Returns - Calendar Year*

2002	9.60%
2003	3.62%
2004	3.75%
2005	1.96%
2006	3.90%
2007	5.64%
2008	-14.61%
2009	12.81%
2010	6.37%
2011	XX %

*The year-to-date total return for the INCOME FUND as of September 30, 2012 was XX%.

During the ten-year period ending December 31, 2011:

Best Quarter    XX Quarter, 20XX   XX %

Worst Quarter    XX Quarter, 20XX    XX %

Average Annual Total Returns as of December 31, 2011

	1 Year		5 Years		10 Years
Return Before Taxes	XX	%	XX	%	XX	%
Return After Taxes on Distributions	XX	%	XX	%	XX	%
Return After Taxes on Distributions and Sale of Fund Shares	XX	%	XX	%	XX	%
Barclays Capital Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	XX	%	XX	%	XX	%

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The INCOME FUND’s after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Please note that actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their INCOME FUND shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. SEI Investments Management Corporation is the INCOME FUND’s investment adviser. J.P. Morgan Investment Management Inc. (“JPMIM”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as the INCOME FUND’s Sub-Advisers.

Portfolio Managers. The following individuals serve as the INCOME FUND’s portfolio managers:

Sub-Adviser Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
J.P. Morgan Investment Management Inc.
Douglas Swanson	Since 2012
Peter Simons, CFA	Since 2012
Henry Song, CFA	Since 2012

Western Asset Management Company
Stephen A. Walsh	Since 2012
Dennis McNamara, CFA	Since 2012
Julien Scholnick, CFA	Since 2012

Western Asset Management Company Limited
Stephen A. Walsh	Since 2012
Dennis McNamara, CFA	Since 2012
Julien Scholnick, CFA	Since 2012

Purchase and Sale of Income Fund Shares

You may purchase, exchange into another New Covenant Fund or redeem INCOME FUND shares on any business day via mail (New Covenant Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 877-835-4531 or through approved selling agents or brokers. You may also purchase or redeem INCOME FUND shares by wire transfer or exchange INCOME FUND shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

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Minimum Investments	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

Tax Information

The INCOME FUND’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred vehicles such as 401(k) plans or IRAs may be taxed upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the INCOME FUND through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the INCOME FUND and/or the Adviser may pay the intermediary for the sale of INCOME FUND shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the INCOME FUND over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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New Covenant Balanced Growth Fund

Investment Objective - The BALANCED GROWTH FUND’s investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

Fees and Expenses - This table describes the fees and expenses that you may pay if you buy and hold shares of the BALANCED GROWTH FUND.

SHAREHOLDER FEES

(fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load	None
Redemption Fee	None

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Other Expenses	XX	%
Acquired Fund Fees and Expenses (“AFFE”) (1)	XX	%
Total Annual Fund Operating Expenses (2)	XX	%

(1)  The Total Annual Fund Operating Expenses for the BALANCED GROWTH FUND do not correlate to the “Ratio of expenses to average net assets, excluding waivers” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the BALANCED GROWTH FUND and does not include AFFE. AFFE are those expenses incurred indirectly by the BALANCED GROWTH FUND as a result of investments in shares of one or more investment companies (referred to as “Acquired Funds”). With regard to the BALANCED GROWTH FUND, these expenses include the expenses of the underlying funds in which it invests, i.e., the GROWTH FUND and the INCOME FUND.

(2)  The expense information in this table has been restated to reflect the current fees and expenses of the BALANCED GROWTH FUND.

Example

This Example is intended to help you compare the cost of investing in the BALANCED GROWTH FUND with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated; you redeem all of your shares at the end of the time periods; your investment has a hypothetical 5% return each year and the BALANCED GROWTH FUND’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs for the BALANCED GROWTH FUND would be:

17

1 Year		3 Years		5 Years		10 Years
$	XX	$	XX	$	XX	$	XX

Portfolio Turnover

The BALANCED GROWTH FUND pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when BALANCED GROWTH FUND shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the BALANCED GROWTH FUND’s performance. During the most recent fiscal year, the BALANCED GROWTH FUND’s portfolio turnover rate was XX% of the average value of its portfolio.

Principal Investment Strategies - To pursue its objective, the BALANCED GROWTH FUND invests primarily in shares of the GROWTH FUND and the INCOME FUND, with a majority of its assets generally invested in shares of the GROWTH FUND.

Between 45% and 75% of the BALANCED GROWTH FUND’s net assets (with a “neutral” position of approximately 60% of the Fund’s net assets) are invested in shares of the GROWTH FUND, with the balance of its assets invested in shares of the INCOME FUND.

The BALANCED GROWTH FUND will periodically rebalance its investments in the GROWTH FUND and the INCOME FUND, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the GROWTH FUND and the INCOME FUND are taken into account. The allocation of investments made in the GROWTH FUND and the INCOME FUND varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed-income securities. Because the BALANCED GROWTH FUND is a fund-of-funds, you will indirectly bear your proportionate share of any fees and expenses charged by the GROWTH FUND and the INCOME FUND.

The GROWTH FUND invests in common stocks and other equity securities of companies of all sizes, domestic and foreign. The GROWTH FUND generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. Up to 40% of the GROWTH FUND’s net assets may be invested in securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions.

On occasion, up to 20% of the GROWTH FUND’s net assets may be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, or in unrated equivalents that may be considered by a Sub-Adviser to be investment grade, or in commercial paper within the two highest rating categories of independent rating agencies. The remainder of the GROWTH FUND’s assets may be held in cash or cash equivalents.

18

The INCOME FUND invests in corporate bonds. The INCOME FUND also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the FNMA and the FHLMC, which are supported by the right of the issuer to borrow from the U.S. Treasury. The INCOME FUND may also invest, to a lesser extent, in bonds of international corporations or foreign governments. In addition, the INCOME FUND invests in mortgage-backed and asset-backed securities. The INCOME FUND may also invest up to 20% of its net assets in commercial paper and up to 40% of its net assets in fixed-income securities of foreign issuers in any country, including developed or emerging markets. The remainder of the INCOME FUND’s assets may be held in cash or cash equivalents.

At least 65% of the INCOME FUND’s net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the INCOME FUND will attempt to maintain an overall credit quality rating of AA or higher. The INCOME FUND may invest in unrated equivalents that may be considered to be investment grade. The INCOME FUND may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

The GROWTH FUND and the INCOME FUND, in which the BALANCED GROWTH FUND invests, make investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). The GROWTH FUND and the INCOME FUND do not invest in those companies involved in the military and tobacco industries that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the Mission Responsibility Through Investment Committee Guidelines. The GROWTH FUND and the INCOME FUND also do not invest in certain other companies that have derived 25% or more of the company’s revenues from alcohol, gambling and tobacco, and do not invest in certain companies in the weapons industry. The remainder of the BALANCED GROWTH FUND’s assets may be held in cash or cash equivalents.

Principal Investment Risks - Losing all or a portion of your investment is a risk of investing in the BALANCED GROWTH FUND. The following principal risks could affect the value of your investment:

•  Stock Market Risk — Prices of securities held by the GROWTH FUND in which the BALANCED GROWTH FUND invests may fall due to various conditions or circumstances that may be unpredictable. The stock market may, from time to time, become subject to significant volatility which can increase the risks associated with an investment in the BALANCED GROWTH FUND.

•  Social-Witness Principles Risk — The GROWTH FUND and INCOME FUND in which the BALANCED GROWTH FUND invests may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles. This means that the BALANCED GROWTH FUND may underperform other similar mutual funds that do not consider social-witness principles in their investing.

19

•  Small Company Risk — Smaller companies in which the GROWTH FUND invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. The prices of small company stocks tend to rise and fall in value more than other stocks.

•  Foreign Securities Risk — The performance of the GROWTH FUND’s and INCOME FUND’s investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and on currency exchange rates. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

•  Emerging Markets Risk — Emerging-market countries may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

•  Interest Rate Risk — The market value of bonds generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

•  Credit Risk — An issuer of a fixed-income security may default on a security by failing to make interest or principal payments when due.

•  Call Risk — Call risk exists when an issuer may exercise its rights to pay principal on a bond earlier than scheduled. This typically results when interest rates have declined, and the GROWTH FUND or INCOME FUND will suffer from having to reinvest in lower-yielding bonds.

•  Prepayment Risk — Prepayment risk relates to mortgages being prepaid at a rate different than projected. The GROWTH FUND or INCOME FUND may then be forced to invest the proceeds from prepaid mortgage-backed securities at lower prevailing rates when interest rates are falling, or prevented from investing at higher rates if prepayments are slow when interest rates are rising.

•  Extension Risk — The INCOME FUND’s investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the INCOME FUND may exhibit additional volatility.

•  Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government in which the GROWTH FUND and INCOME FUND may invest are backed by the full faith and credit of the U.S. Government, but others are not insured or guaranteed by the U.S. Government

20

and may be supported only by the issuer’s right to borrow from the U.S. Treasury, by the credit of the issuing agency, instrumentality or corporation, or by the U.S. Government in some other way.

•  Rebalancing Risk — Rebalancing activities, while undertaken to maintain the BALANCED GROWTH FUND’s investment risk-to-reward ratio, may cause the BALANCED GROWTH FUND to underperform other funds with similar investment objectives.

•  Below-Investment Grade Securities Risk — Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal, and, therefore, have a higher risk of default or bankruptcy. The market values of these securities may be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-rated securities tend to be less marketable, and therefore less liquid, than higher-rated securities.

•  Mortgage and Asset-Backed Securities Risk — The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The INCOME FUND would then have to reinvest the money at a lower rate. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher than expected. Asset-backed securities may also not have the benefit of any security interest in the related assets. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

The BALANCED GROWTH FUND may be appropriate for investors who prefer a balanced investment program that allocates assets between growth and income portfolios, with an emphasis on growth; can tolerate the level of risk represented by the common stock portion of the portfolio allocation; can tolerate performance that will vary from year to year; and have a longer-term investment horizon.

Performance - The following performance information provides some indication of the risks of investing in the BALANCED GROWTH FUND. The bar chart shows changes in the BALANCED GROWTH FUND’s performance from year to year. The table shows how the BALANCED GROWTH FUND’s average annual returns for 1-, 5- and 10-year periods compare with those of broad measures of market performance. The BALANCED GROWTH FUND’s past performance, before and after taxes, is not necessarily an indication of how the BALANCED GROWTH FUND will perform in the future. Updated performance information is available on the BALANCED GROWTH FUND’s website at www.NewCovenantFunds.com or by calling the BALANCED GROWTH FUND toll-free at 877-835-4531.

Annual Total Returns - Calendar Year*

2002	-9.87%
2003	18.62%
2004	7.31%
2005	5.76%
2006	9.73%
2007	5.58%
2008	-29.86%
2009	21.66%
2010	11.19%
2011	XX %

21

*The year-to-date total return for the BALANCED GROWTH FUND as of September 30, 2011 was XX%.

During the ten-year period ending December 31, 2011:

Best Quarter    XX Quarter, 20XX    XX %

Worst Quarter    XX Quarter, 20XX    XX %

Average Annual Total Returns as of December 31, 2011

	1 Year		5 Years		10 Years
Return Before Taxes	XX	%	XX	%	XX	%
Return After Taxes on Distributions	XX	%	XX	%	XX	%
Return After Taxes on Distributions and Sale of Fund Shares	XX	%	XX	%	XX	%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	XX	%	XX	%	XX	%
Barclays Capital Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	XX	%	XX	%	XX	%
Blended 60% S&P 500® Index / 40% Barclays Capital Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	XX	%	XX	%	XX	%

The BALANCED GROWTH FUND’s after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Please note that actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their BALANCED GROWTH FUND shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. SEI Investments Management Corporation is the BALANCED GROWTH FUND’s investment adviser.

Portfolio Manager. John J. McCue, Director of Portfolio Implementation for SIMC, oversees the BALANCED GROWTH FUND’s allocations and rebalancings, as necessary. Mr. McCue has served in this capacity for the BALANCED GROWTH FUND since February 2012.

22

Purchase and Sale of Balanced Growth Fund Shares

You may purchase, exchange into another New Covenant Fund or redeem BALANCED GROWTH FUND shares on any business day via mail (New Covenant Balanced Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 877-835-4531 or through approved selling agents or brokers. You may also purchase or redeem BALANCED GROWTH FUND shares by wire transfer or exchange BALANCED GROWTH FUND shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

Tax Information

The BALANCED GROWTH FUND’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred vehicles such as 401(k) plans or IRAs may be taxed upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the BALANCED GROWTH FUND through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the BALANCED GROWTH FUND and/or the Adviser may pay the intermediary for the sale of BALANCED GROWTH FUND shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the BALANCED GROWTH FUND over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

23

New Covenant Balanced Income Fund

Investment Objective - The BALANCED INCOME FUND’s investment objective is to produce current income and long-term growth of capital.

Fees and Expenses - This table describes the fees and expenses that you may pay if you buy and hold shares of the BALANCED INCOME FUND.

SHAREHOLDER FEES

(fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load	None
Redemption Fee	None

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Other Expenses	XX	%
Acquired Fund Fees and Expenses (“AFFE”) (1)	XX	%
Total Annual Fund Operating Expenses (2)	XX	%

(1)  The Total Annual Fund Operating Expenses for the BALANCED INCOME FUND do not correlate to the “Ratio of expenses to average net assets, excluding waivers” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the BALANCED INCOME FUND and does not include AFFE. AFFE are those expenses incurred indirectly by the BALANCED INCOME FUND as a result of investments in shares of one or more investment companies (referred to as “Acquired Funds”). With regard to the BALANCED INCOME FUND, these expenses include the expenses of the underlying funds in which it invests, i.e., the GROWTH FUND and the INCOME FUND.

(2)  The expense information in this table has been restated to reflect the current fees and expenses of the BALANCED INCOME FUND.

Example

This Example is intended to help you compare the cost of investing in the BALANCED INCOME FUND with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated; you redeem all of your shares at the end of the time periods; your investment has a hypothetical 5% return each year and the BALANCED INCOME FUND’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs for the BALANCED INCOME FUND would be:

1 Year		3 Years		5 Years		10 Years
$	XX	$	XX	$	XX	$	XX

24

Portfolio Turnover

The BALANCED INCOME FUND pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the BALANCED INCOME FUND’s performance. During the most recent fiscal year, the BALANCED INCOME FUND’s portfolio turnover rate was XX% of the average value of its portfolio.

Principal Investment Strategies - To pursue its objective, the BALANCED INCOME FUND invests primarily in shares of the GROWTH FUND and the INCOME FUND, with a majority of its assets generally invested in shares of the INCOME FUND.

Between 50% and 75% of the BALANCED INCOME FUND’s net assets (with a “neutral” position of approximately 65%) are invested in shares of the INCOME FUND, with the balance of its net assets invested in shares of the GROWTH FUND.

The BALANCED INCOME FUND will periodically rebalance its investments in the GROWTH FUND and the INCOME FUND, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the GROWTH FUND and the INCOME FUND are taken into account. The allocation of investments made in the GROWTH FUND and the INCOME FUND varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed-income securities. Because the BALANCED INCOME FUND is a fund-of-funds, you will indirectly bear your proportionate share of any fees and expenses charged by the GROWTH FUND and the INCOME FUND.

The INCOME FUND invests in corporate bonds. The INCOME FUND also invests in securities issued or guaranteed by the U.S. Government or one of its agencies and instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the FNMA and the FHLMC, which are supported by the right of the issuer to borrow from the U.S. Treasury. The INCOME FUND may also invest, to a lesser extent, in bonds of international corporations or foreign governments. In addition, the INCOME FUND invests in mortgage-backed and asset-backed securities. The INCOME FUND may also invest up to 20% of its net assets in commercial paper and up to 40% of its net assets in fixed-income securities of foreign issuers in any country including developed or emerging markets. The remainder of the INCOME FUND’s assets may be held in cash or cash equivalents.

At least 65% of the INCOME FUND’s net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the INCOME FUND will attempt to maintain an overall credit quality rating of AA or higher. The INCOME FUND may invest in unrated equivalents that may be considered to be investment grade. The INCOME FUND may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

25

The GROWTH FUND invests in common stocks and other equity securities of companies of all sizes, domestic and foreign. The GROWTH FUND generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. Up to 40% of the GROWTH FUND’s net assets may be invested in securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions.

On occasion, up to 20% of the GROWTH FUND’s net assets may be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, or in unrated equivalents that may be considered by a Sub-Adviser to be investment grade, or in commercial paper within the two highest rating categories of independent rating agencies. The remainder of the GROWTH FUND’s assets may be held in cash or cash equivalents.

The GROWTH FUND and the INCOME FUND, in which the BALANCED INCOME FUND invests, make investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). The GROWTH FUND and the INCOME FUND do not invest in those companies that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the Mission Responsibility Through Investment Committee Guidelines. The GROWTH FUND and the INCOME FUND also do not invest in certain other companies that have derived 25% or more of the company’s revenue from alcohol, gambling and tobacco, and do not invest in certain companies in the weapons industry. The remainder of the BALANCED INCOME FUND’s assets may be held in cash or cash equivalents.

Principal Investment Risks - Losing all or a portion of your investment is a risk of investing in the BALANCED INCOME FUND. The following principal risks could affect the value of your investment:

•  Interest Rate Risk — The market value of bonds generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

•  Call Risk — Call risk exists when an issuer may exercise its rights to pay principal on a bond earlier than scheduled. This typically results when interest rates have declined, and the INCOME FUND will suffer from having to reinvest in lower-yielding bonds.

•  Credit Risk — An issuer of a fixed-income security may default on a security by failing to make interest or principal payments when due.

•  Prepayment Risk — Prepayment risk relates to mortgages being prepaid at a rate different than projected. The INCOME FUND may then be forced to invest the proceeds from prepaid mortgage-backed securities at lower prevailing rates when interest rates are falling, or prevented from investing at higher rates if prepayments are slow when interest rates are rising.

•  Extension Risk — The INCOME FUND’s investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income

26

securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the INCOME FUND may exhibit additional volatility.

•  Social-Witness Principles Risk — The GROWTH FUND and the INCOME FUND may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles. This means that the BALANCED INCOME FUND may underperform other similar mutual funds that do not consider social-witness principles in their investing.

•  Foreign Securities Risk — The performance of the GROWTH FUND’s and the INCOME FUND’s investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and on currency exchange rates. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

•  Emerging Markets Risk — Emerging-market countries may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

•  Stock Market Risk — Prices of securities held by the GROWTH FUND and the INCOME FUND may fall due to various conditions or circumstances that may be unpredictable. The stock market may, from time to time, become subject to significant volatility which can increase the risks associated with an investment in the BALANCED INCOME FUND.

•  Small Company Risk — Smaller companies in which the GROWTH FUND invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. The prices of small company stocks tend to rise and fall in value more than other stocks.

•  Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government in which the GROWTH FUND and the INCOME FUND may invest are backed by the full faith and credit of the U.S. Government, but others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, by the credit of the issuing agency, instrumentality or corporation, or by the U.S. Government in some other way.

•  Rebalancing Risk — Rebalancing activities, while undertaken to maintain the BALANCED INCOME FUND’s investment risk-to-reward ratio, may cause the BALANCED INCOME FUND to underperform other funds with similar investment objectives.

27

•  Below-Investment Grade Securities Risk — Below-investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal, and, therefore, have a higher risk of default or bankruptcy. The market values of these securities may be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-rated securities tend to be less marketable, and therefore less liquid, than higher-rated securities.

•  Mortgage and Asset-Backed Securities Risk — The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The INCOME FUND would then have to reinvest the money at a lower rate. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher than expected. Asset-backed securities may also not have the benefit of any security interest in the related assets. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

The BALANCED INCOME FUND may be appropriate for investors who prefer a balanced investment program that allocates assets between growth and income portfolios, with an emphasis on income; prefer that half or more of the portfolio be income-producing securities; can tolerate performance that will vary from year to year; and have a longer-term investment horizon.

Performance - The following performance information provides some indication of the risks of investing in the BALANCED INCOME FUND. The bar chart shows changes in the BALANCED INCOME FUND’s performance from year to year. The table shows how the BALANCED INCOME FUND’s average annual returns for 1-, 5- and 10-year periods compare with those of broad measures of market performance. The BALANCED INCOME FUND’S past performance, before and after taxes, is not necessarily an indication of how the BALANCED INCOME FUND will perform in the future. Updated performance information is available on the BALANCED INCOME FUND’s website at www.NewCovenantFunds.com or by calling the BALANCED INCOME FUND toll-free at 877-835-4531.

Annual Total Returns - Calendar Year*

2002	-1.99%
2003	12.33%
2004	5.89%
2005	4.22%
2006	7.37%
2007	5.59%
2008	-23.69%
2009	17.71%
2010	9.02%
2011	XX %

28

*The year-to-date total return for the BALANCED INCOME FUND as of September 30, 2012 was XX%.

During the ten-year period ending December 31, 2011:

Best Quarter    XX Quarter, 20XX    XX %

Worst Quarter    XX Quarter, 20XX    XX %

Average Annual Total Returns as of December 31, 2011

	1 Year		5 Years		10 Years
Return Before Taxes	XX	%	XX	%	XX	%
Return After Taxes on Distributions	XX	%	XX	%	XX	%
Return After Taxes on Distributions and Sale of Fund Shares	XX	%	XX	%	XX	%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	XX	%	XX	%	XX	%
Barclays Capital Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	XX	%	XX	%	XX	%
Blended 35% S&P 500®/65% Barclays Capital Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	XX	%	XX	%	XX	%

The BALANCED INCOME FUND’s after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Please note that actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their BALANCED INCOME FUND shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. SEI Investments Management Corporation is the BALANCED INCOME FUND’s investment adviser.

Portfolio Manager. John J. McCue, Director of Portfolio Implementation for SIMC, oversees the BALANCED INCOME FUND’s allocations and rebalancings, as necessary. Mr. McCue has served in this capacity for the BALANCED INCOME FUND since February 2012.

Purchase and Sale of Balanced Income Fund Shares

You may purchase, exchange into another New Covenant Fund or redeem BALANCED INCOME FUND shares on any business day via mail (New Covenant Balanced Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 877-835-4531 or through approved selling agents or brokers. You may also purchase or redeem BALANCED INCOME FUND shares by wire transfer or exchange BALANCED

29

INCOME FUND shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

Tax Information

The BALANCED INCOME FUND’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred vehicles such as 401(k) plans or IRAs may be taxed upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the BALANCED INCOME FUND through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the BALANCED INCOME FUND and/or the Adviser may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the BALANCED INCOME FUND over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL STRATEGIES, OTHER POLICIES AND RISKS

New Covenant Funds (the “Trust”) has been organized with participation from the Presbyterian Church (U.S.A.) Foundation (the “Foundation”) to facilitate responsible financial management of the investment and endowment assets of the Presbyterian Church (U.S.A.) and of charitable organizations that are part of or associated with the Presbyterian Church (U.S.A.). The Foundation is a charitable, religious organization that supports the mission of the Presbyterian Church (U.S.A.). The Trust may also serve the investment needs of certain other charitable or religious organizations, including organizations that are part of a religious denomination with which the Presbyterian Church (U.S.A.) has a relationship. The Trust also may provide an appropriate investment for other ecumenical and charitable organizations. Shares of the Trust’s four separate investment portfolios (each a “Fund,” together, the “Funds”) may also be purchased by individual investors in addition to religious or charitable organizations, including members of the Presbyterian Church (U.S.A.).

Each of the Funds has the common investment strategy of making investments consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). These principles may evolve over time and currently include, among others, certain limitations on investments in military contractors and tobacco companies. The GROWTH FUND and

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INCOME FUND may also limit investments in distillers of alcoholic beverages, gambling companies, manufacturers of gambling equipment and manufacturers of firearms and certain companies that do not include human rights as part of their business model. The GROWTH FUND and INCOME FUND may choose to sell otherwise profitable investments in companies which have been identified as being in conflict with the established social-witness principles of the Presbyterian Church (U.S.A.). Beyond these principles, each Fund pursues a different investment objective and strategies. You should carefully consider the objective and strategies of a Fund before deciding to invest. Additional information regarding the process that is followed for determining permissible investments for the GROWTH FUND and INCOME FUND that are consistent with the social-witness principles of the General Assembly of the Presbyterian Church (U.S.A.) is included in the Statement of Additional Information (“SAI”) under the section “Description of Investments and Risks.”

The GROWTH FUND and the INCOME FUND have a number of non-fundamental policies and procedures intended to reduce the risks borne by their investors. These policies and procedures may also reduce the risks borne by investors in the BALANCED FUNDS because they invest exclusively in shares of the GROWTH FUND and the INCOME FUND. However, there is no guarantee that any policy, procedure or strategy will be successful and an investor in a Fund may still lose money.

•  Each Fund invests principally in U.S. issuers, but also may invest in geographically diverse foreign and international companies. This policy may reduce the effect on the Fund of adverse events affecting particular nations or regions. If a Fund holds a position in securities priced in non-U.S. currency, it may engage in hedging transactions to reduce currency risk.

•  A Fund may take a temporary defensive position when adverse market conditions exist. This may prevent the Fund from achieving its investment objective because such a temporary position may be inconsistent with the Fund’s customary strategies. For example, the GROWTH FUND may increase its bond and cash equivalent holdings and the INCOME FUND may increase its cash equivalent holdings.

•  Within the GROWTH FUND and the INCOME FUND, each Sub-Adviser pursues the Fund’s objective through its own investment strategy. Since any investment strategy has its strengths and weaknesses, depending on market conditions, the use of multiple strategies is intended to reduce the effect principal strategies, other policies and risks of changing market conditions on Fund performance.

Each Fund’s investment objective is fundamental, which means that it may not be changed without a shareholder vote. All investment policies of each Fund that are not specifically identified as fundamental may be changed by the Board of Trustees without approval of Fund shareholders. Each of the Fund’s portfolio securities and investment practices offers certain opportunities and carries various risks. Principal investment strategies and risk factors are summarized in the front of the Prospectus. Below are brief descriptions of principal strategies, as well as other securities and practices, along with their risks, which apply to the GROWTH FUND and the INCOME FUND.

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Investment Techniques: To a limited extent, the GROWTH FUND and the INCOME FUND may engage in securities lending arrangements, repurchase agreement transactions, and may hold certain derivative securities, principally put and call options, for hedging purposes. The Funds pursue these activities to reduce volatility, lower costs, and to seek to marginally increase their investment returns, but these activities also may increase a Fund’s risks, as noted below.

•  Put and Call Options: A call or put may be purchased only if, after the purchase, the value of all call and put options held by a Fund will not exceed 20% of the Fund’s total assets.

•  Securities Lending: There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In addition, invested collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the collateral.

•  When-Issued Securities: A Fund may invest in securities prior to their date of issue. These securities could rise or fall in value by the time they are actually issued, which may be any time from a few days to over a year.

•  Repurchase Agreements: A Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Mortgage-Backed Securities: These securities, which represent interests in pools of mortgages, may offer attractive yields but generally carry additional risks. The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate.

The privately issued mortgage-backed securities in which the Fund invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Asset-Backed Securities: These securities represent interests in pools of debt such as credit-card accounts. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher than expected. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

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Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recovery on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Real Estate Investment Trusts (REITs): Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes, and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.

Investment Grade Securities: There are four categories that are referred to as “investment grade.” These are the four highest credit ratings or categories as defined by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). Securities in the fourth investment grade are considered to have speculative characteristics.

Below-Investment Grade Securities: The INCOME FUND may invest in securities rated below-investment grade. These are securities in all Moody’s and S&P categories below those referred to as “investment grade.” Compared to higher quality fixed income securities, below-investment grade securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of below investment grade securities to meet principal and interest payments is considered speculative.

Illiquid Securities: The GROWTH FUND and INCOME FUND may invest up to 15% of their net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly (generally within seven days) in the normal course of business at approximately its carrying value. The percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

Investments in other Investment Companies: The BALANCED GROWTH FUND and BALANCED INCOME FUND, by investing primarily in shares of the GROWTH FUND and the INCOME FUND, indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies as well as their own operating expenses. Thus, shareholders of the BALANCED GROWTH FUND and BALANCED INCOME FUND may indirectly pay higher total operating expenses and other costs than they would pay by owning shares of the underlying Funds directly. The GROWTH FUND and INCOME FUND may invest in shares of other investment companies, subject to certain provisions of federal securities laws. These Funds may invest in other investment companies for a variety of reasons such as, without

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limitation, to manage cash, to seek current income, or to gain exposure to investments in particular sectors, industries or countries. To the extent that the Funds invest in other investment companies, the Funds will indirectly bear their proportionate share of any expenses (such as operating expenses and advisory fees) that are paid by certain of the investment companies in which they invest.

Description of Principal Risks

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. The Funds cannot be certain that they will achieve their investment objectives. An investment in any of the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest, please make sure that you have read and understand the risk factors that apply to the specific Fund in which you are investing.

For all Funds, there is the risk that the Fund will underperform other similar mutual funds that do not consider social-witness principles in their investing.

The following are the risks associated with an investment in the specified Funds. Because the BALANCED GROWTH FUND and BALANCED INCOME FUND are each a fund-of-funds, they are subject to the same risks as the GROWTH FUND and INCOME FUND in which they invest.

Stock Market Risk — Growth Fund, Balanced Growth Fund, Balanced Income Fund: Prices of securities held by a Fund may fall due to various conditions or circumstances that may be unpredictable. Stock prices generally fall or stagnate when interest rates rise. Stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. The stock market may, from time to time, become subject to significant volatility which can increase the risks associated with an investment in the Funds.

Small Company Risk — Growth Fund, Balanced Growth Fund, Balanced Income Fund: Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. The prices of small company stocks tend to rise and fall in value more than other stocks.

Foreign Securities Risk — All Funds: The performance of a Fund’s investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and on currency exchange rates. These risks are present because of uncertainty in future exchange rates back into U.S. dollars, and possible political instability, which could affect foreign financial markets and local economies. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

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Emerging Markets Risk — All Funds: Emerging-market securities bear all of the foreign securities risks discussed above. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Emerging-market countries may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

Interest Rate Risk — All Funds: The market value of bonds generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

Credit Risk — All Funds: An issuer of a fixed-income security may default on a security by failing to pay interest or principal when due.

Call Risk — Income Fund, Balanced Growth Fund, Balanced Income Fund: Call risk exists when an issuer may exercise its rights to pay principal on a bond earlier than scheduled. This typically results when interest rates have declined, and the Fund will suffer from having to reinvest in lower-yielding bonds.

Prepayment Risk — Income Fund, Balanced Growth Fund, Balanced Income Fund: Prepayment risk applies when a Fund invests in mortgage-backed securities. Prepayment risk relates to mortgages being prepaid at a rate different than projected. The Fund may then be forced to invest the proceeds from prepaid mortgage-backed securities at lower prevailing rates when interest rates are falling, or prevented from investing at higher rates if prepayments are slow when interest rates are rising.

Extension Risk — Income Fund, Balanced Growth Fund, Balanced Income Fund: A Fund’s investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Options and Futures Risk — All Funds: The Funds may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by the Funds or if the strategy does not correlate well with a Fund’s investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes. The risks associated with options and futures include possible default by the other party to the transaction, illiquidity and the risk that the use of options and futures could result in losses greater than if they had not been used.

Put and Call Option Risk — All Funds: The value of call options tends to increase or decrease in the same direction as the price change of the securities underlying them, and the value of put options tends to increase or decrease in the opposite direction as the price change of the securities underlying them. However, because these options can be purchased for a fraction of the cost of the underlying securities, their price changes can be very large in relation to the

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amount invested in them. This means that options are volatile investments. As a result, options are riskier investments than the securities underlying them.

Government Securities Risk — Income Fund, Balanced Growth Fund, Balanced Income Fund: Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government in which the Funds may invest are backed by the full faith and credit of the U.S. Government, but others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, by the credit of the issuing agency, instrumentality or corporation, or by the U.S. Government in some other way.

Below-Investment Grade Securities Risk — Income Fund, Balanced Growth Fund, Balanced Income Fund: The INCOME FUND may invest in securities rated below-investment grade. These securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market values of these securities may be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-rated securities tend to be less marketable than higher-quality securities because the market for them may not be as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities rated below-investment grade.

Rebalancing Risk — Balanced Growth Fund, Balanced Income Fund: Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to underperform other funds with similar investment objectives. For the BALANCED GROWTH FUND, it is possible, after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed-income investments. For the BALANCED INCOME FUND, it is possible, after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the BALANCED GROWTH FUND and the BALANCED INCOME FUND depends on the performance of the underlying funds in which they invest.

Portfolio Turnover Risk — All Funds: A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may subject a shareholder to a higher tax liability. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund’s performance.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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MANAGEMENT OF THE FUNDS

The Adviser SEI Investments Management Corporation (“SIMC” or the “Adviser”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the investment adviser to the Trust. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) and provides investment advisory services to the Funds. As of [  ], 2012, SIMC had approximately $XX.X billion in assets under management.

SIMC acts as the manager of managers of the Funds and is responsible for the investment performance of the Funds since it allocates each of the GROWTH and INCOME FUNDS’ assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Name of Current Sub-Adviser	Fund Name

Baillie Gifford Overseas Ltd.	Growth Fund

Parametric Portfolio Associates	Growth Fund

Sustainable Growth Advisers, LP	Growth Fund

Tocqueville Asset Management LP	Growth Fund

Waddell & Reed Investment Management Co	Growth Fund

WestEnd Advisors, LLC	Growth Fund

J.P. Morgan Investment Management Inc.	Income Fund

Western Asset Management Company	Income Fund

Western Asset Management Company Limited	Income Fund

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds’ investment policies and guidelines, and monitors each Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives.

[PORTFOLIO MANAGER INFORMATION TO BE ADDED BY AMENDMENT]

The advisory fees paid to SIMC by the GROWTH and INCOME FUNDS are used to pay the fees of the Sub-Advisers. SIMC is not paid an advisory fee for the BALANCED FUNDS. For its services between [ , 2012] and June 30, 2012, SIMC received, net of waivers or reimbursements, XX% and XX% of the average daily net assets of the GROWTH FUND and the INCOME FUND, respectively. For its services between July 1, 2011 and [ , 2012], One Compass Advisors,

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the Funds’ former adviser, received, net of waivers or reimbursements, XX% and XX% of the average daily net assets of the GROWTH FUND and the INCOME FUND, respectively.

SIMC pays each Sub-Adviser a fee for their services in managing assets of the Funds. The sub-advisory fees are based on the assets of the Fund for which a Sub-Adviser is responsible for making investment decisions. SIMC is responsible for allocating the assets of the GROWTH and INCOME FUNDS among the Sub-Advisers, and for monitoring and evaluating the investment programs and performance of the Sub-Advisers. SIMC is also responsible for periodically rebalancing the investments of the BALANCED GROWTH and BALANCED INCOME FUNDS between the GROWTH and INCOME FUNDS. SIMC has obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to retain unaffiliated investment Sub-Advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund’s shareholders and without disclosing the amounts payable by SIMC under each such sub-advisory agreement.

The SEC has granted SIMC an exemptive order that permits SIMC, subject to the approval of the Board of Trustees, to engage and terminate Sub-Advisers without shareholder approval. In the event that there is a change in any of the Sub-Advisers to the Funds, shareholders will receive information about the change and about any new Sub-Advisers selected. While shareholders are not permitted to vote on the selection of new Sub-Advisers, they retain the right to vote on any material change to the advisory contract.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory contracts between the Trust and SIMC and SIMC and each Sub-Adviser is available in the Funds’ annual report to shareholders for the period ended June 30, 2012.

The Sub-Advisers Each Sub-Adviser is responsible for the selection and management of portfolio investments for its segment of the GROWTH FUND or the INCOME FUND on a day-to-day basis, in accordance with that Fund’s investment objective and policies and under the supervision of the Adviser. Allocation of assets to each Sub-Adviser is made at the discretion of the Adviser. The Sub-Advisers place purchase and sell orders for portfolio transactions in the Funds, subject to the general oversight of the Adviser.

The following organizations act as Sub-Advisers to the Funds:

SUB-ADVISERS FOR THE GROWTH FUND

As further described in the Principal Investment Strategies of the GROWTH FUND, each Sub-Adviser, except for Parametric Portfolio Associates LLC (“Parametric”) and Baillie Gifford Overseas Ltd. (“Baillie”), will manage its portion of the GROWTH FUND’s portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager. In addition to acting as overlay manager, Parametric manages a portion of the GROWTH FUND’s portfolio. Baillie directly manages its portion of the GROWTH FUND’s portfolio.

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Baillie Gifford Overseas Ltd: Baillie Gifford Overseas Ltd (Baillie Gifford), located at Calton Square, 1 Greenside Road, Edinburgh, Scotland EH1 3AN, serves as a Sub-Adviser to the GROWTH FUND. A team of investment professionals at Baillie Gifford manages the portion of the GROWTH FUND’s assets allocated to Baillie Gifford. Jonathan Bates is an Investment Manager and a Partner who joined Baillie Gifford in 1993 and has managed a portion of the assets of the GROWTH FUND since June 17, 2010. Angus Franklin is an Investment Manager who joined Baillie Gifford in 1994 and has managed a portion of the assets of the GROWTH FUND since June 17, 2010. Elaine Morrison is an Investment Manager and a Partner who joined Baillie Gifford in 1989 and has managed a portion of the assets of the GROWTH FUND since June 17, 2010. Gerald Smith is the Chief Investment Officer and a Partner who joined Baillie Gifford in 1987. Mr. Smith has managed a portion of the assets of the GROWTH FUND since June 17, 2010. Andrew Strathdee is an Investment Manager who joined Baillie Gifford in 1995 and has managed a portion of the assets of the GROWTH FUND since June 17, 2010. Andrew Stobart is an Investment Manager who joined Baillie Gifford in 1991 and has managed a portion of the assets of the GROWTH FUND since June 17, 2010.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the GROWTH FUND. A team of investment professionals at Parametric, led by David Stein, Chief Investment Officer, and Thomas Seto, Lead Portfolio Manager and Managing Director of Portfolio Management, manages the portion of the GROWTH FUND’s assets allocated to Parametric. Messrs. Stein and Seto have been with Parametric since 1996 and 1998, respectively, and have held their current positions since joining the firm.

Sustainable Growth Advisers, LP: Sustainable Growth Advisers, LP (SGA), located at 301 Tresser Boulevard, Stamford, Connecticut 06901, serves as a Sub-Adviser to the GROWTH FUND. The portion of the GROWTH FUND’s assets allocated to SGA is managed by the firm’s three founders, who are assisted in their efforts by SGA’s Investment Committee. Messrs. Marchand, Fraise and Rohn founded SGA in 2003 as a successor firm to Yeager, Wood & Marshall. Mr. Marchand has over 29 years of investment experience and is a CPA, CFA and holds a Chartered Investment Counsel (CIC) designation. Mr. Fraise and Mr. Rohn have 25 and 28 years of investment experience, respectively. All members of SGA’s Investment Committee involved in company research and portfolio management have an MBA. One Research Principal is an M.D.

Tocqueville Asset Management LP: Tocqueville Asset Management LP (TAM), located at 40 West 57th Street, 19th Floor, New York, New York 10019, serves as a Sub-Adviser to the GROWTH FUND. A team of investment professionals at TAM manages the portion of the GROWTH FUND’s assets allocated to TAM. Robert Kleinschmidt, CFA, President, Chief Executive Officer and Chief Investment Officer, joined TAM in 1991 and manages discretionary portfolios for institutional, individual and family clients. He is also the lead portfolio manager of the firm’s flagship fund, The Tocqueville Fund, and of the Multi Cap Equity (MCE) strategy. In addition, Mr. Kleinschmidt is the Chairman of the MCE Investment Committee. Mr. Kleinschmidt earned a B.B.A. in Accounting from the University of Wisconsin and an M.A. in Economics from the University of Massachusetts. Mr. Kleinschmidt has 36 years of industry experience. James Hunt, Managing Director, is a Portfolio Manager at TAM. Mr. Hunt joined

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TAM in 2000, is a member of the MCE Investment Committee and serves as the lead portfolio manager of the International Multi Cap Equity strategy. Mr. Hunt earned a B.A. from Brown University and an M.B.A. from Yale University’s School of Management. Mr. Hunt has 26 years of industry experience. Peter Shawn, Managing Director, is a Portfolio Manager at TAM. Mr. Shawn joined TAM in 2005, is a member of the MCE and International Multi Cap Equity Investment Committees and serves as Director of Research. Mr. Shawn earned a B.A. in Economics from Wesleyan University and has 23 years of industry experience. Joseph A. Zock, Managing Director, is a Portfolio Manager at TAM. Mr. Zock joined TAM in 2006 and is a member of the MCE and the International Multi Cap Equity Investment Committees. Mr. Zock holds a B.A. in Political Science and Economics from the University of New Hampshire, a J.D. from the Thomas Jefferson School and a CIS from the University of London, Kings College School of Law. Mr. Zock has 32 years of industry experience.

Waddell & Reed Investment Management Co: Waddell & Reed Investment Management Co (WRIMCO), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as a Sub-Adviser to the GROWTH FUND. A team of investment professionals at WRIMCO manages the portion of the GROWTH FUND’s assets allocated to WRIMCO. Erik Becker, CFA, Senior Vice President, and Gus Zinn, CFA, Senior Vice President, have been co-portfolio managers and have held primary responsibility for all investment decisions on the Core Equity strategy since July 2006. During the past five years, both managers have been responsible for the Core Equity institutional composite along with the W&R Advisors Core Investment, Ivy Core Equity and Ivy VIP Core Equity Funds. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin — Madison. Mr. Zinn also earned a BBA degree and a Masters of Finance from the University of Wisconsin — Madison.

WestEnd Advisors, LLC: WestEnd Advisors, LLC (WestEnd), located at 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211, serves as a Sub-Adviser to the GROWTH FUND. Robert L. Pharr manages the portion of the GROWTH FUND’s assets allocated to WestEnd. Mr. Pharr serves as Managing Partner and Chief Investment Officer for WestEnd. He has managed the Large-Cap Core Equity portfolio since its inception in 1996.

SUB-ADVISERS FOR THE INCOME FUND

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the INCOME FUND. A team of investment professionals led by Douglas Swanson, Managing Director and Portfolio Manager, Peter Simons, CFA, Vice President and Portfolio Manager, and Henry Song, CFA, Vice President and Portfolio Manager, manage the portion of the INCOME FUND’s assets allocated to JPMIM. Mr. Swanson joined JPMIM in 1983 as an analyst and became a Managing Director in 1998. He holds a B.S. in chemistry from the Massachusetts Institute of Technology and an M.S. in management from the Sloan School at the Massachusetts Institute of Technology. Mr. Simons joined the firm in 2001. Prior to 2001, Mr. Simons worked as a graduate assistant in the Office of the Treasurer at The Ohio State University, assisting in the management of the university’s short-term investments. He earned a B.S. in mechanical engineering from Cedarville University and an M.B.A. from The Ohio State University. Mr. Song joined JPMIM in 2005.

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Prior to joining the firm, Mr. Song interned at LaSalle Bank’s treasury department, assisting the risk management process for the mortgage and mortgage servicing rights portfolios. He holds a B.B.A. from the Ross School of Business at the University of Michigan.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the INCOME FUND. A team of investment professionals led by Stephen A. Walsh, Chief Investment Officer and Portfolio Manager, Dennis McNamara, CFA, Portfolio Manager, and Julien Scholnick, CFA, Portfolio Manager, manages the portion of the INCOME FUND’s assets allocated to Western Asset. Mr. Walsh joined Western Asset companies in 1991 and has 30 years of industry experience. Mr. McNamara joined the firm in 2001 and has 31 years of industry experience. Mr. Scholnick joined the firm in 2003 and has 14 years of industry experience.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the INCOME FUND. A team of investment professionals led by Stephen A. Walsh, Chief Investment Officer and Portfolio Manager, Dennis McNamara, CFA, Portfolio Manager, and Julien Scholnick, CFA, Portfolio Manager, manages the portion of the INCOME FUND’s assets allocated to Western Asset Limited. Mr. Walsh joined Western Asset companies in 1991 and has 30 years of industry experience. Mr. McNamara joined the firm in 2001 and has 31 years of industry experience. Mr. Scholnick joined the firm in 2003 and has 14 years of industry experience.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Funds, if any.

Information About Fee Waivers The Funds’ actual total annual fund operating expenses are expected to be less than the amounts shown in the Annual Fund Operating Expenses Tables in the Fund Summary sections because SIMC and/or the Funds’ administrator is voluntarily waiving a portion of its fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers of SIMC and/or the Funds’ administrator are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). SIMC and/or the Funds’ administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Funds’ actual total annual fund operating expenses are expected to be as follows:

Fund Name	Total Annual Fund Operating Expenses (before fee waivers)		Total Annual Fund Operating Expenses (after fee waivers)		Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)
Growth Fund	XX	%	XX	%	XX	%
Income Fund	XX	%	XX	%	XX	%
Balanced Growth Fund	XX	%	XX	%	XX	%
Balanced Income Fund	XX	%	XX	%	XX	%

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YOUR INVESTMENT

BUYING SHARES:

For Assistance

If you need assistance in opening a New Covenant Funds account, call to speak with a shareholder service representative at 877-835-4531. You may also visit www.NewCovenantFunds.com/contact_us.aspx to email your question(s) to the Funds. The Funds are also available through approved selling agents or brokers. If your broker does not offer the Funds, please contact the Funds directly, or have your broker contact the Funds.

Purchase Amounts:

All checks must be in U.S. dollars. The check may be drawn on a domestic bank account or from an existing account at a major brokerage firm registered identically to the Fund account. The Funds will not accept payment in cash or money orders. The Funds also do not generally accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks (except checks issued by the Presbyterian Church (U.S.A.) Foundation), Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

Minimum Investments	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

By Regular Mail

Initial Investment:

1.  Carefully read and complete the account application form (also available at www.NewCovenantFunds.com). Establishing your account privileges now saves you the inconvenience of having to add them later.

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2.  Make check payable to New Covenant Funds and indicate the Fund in which you wish to invest.

3.  Mail to: New Covenant Funds,

U.S. Bancorp Fund Services, LLC,

P.O. Box 701, Milwaukee, WI 53201-0701.

Subsequent Investment:

1.  Fill out an investment slip attached to your account statement and write your account number on your check. Or, if unavailable,

2.  Include the following information on a piece of paper:

•  New Covenant Funds/Fund name;

•  Amount invested; Account name; and

•  Account number.

Include your account number on your check.

3.  Mail to: New Covenant Funds,

U.S. Bancorp Fund Services, LLC,

P.O. Box 701, Milwaukee, WI 53201-0701.

By Overnight Service

See instructions 1-2 above for subsequent investments.

3.  Send to: New Covenant Funds,

U.S. Bancorp Fund Services, LLC,

615 East Michigan Street, 3rd floor,

Milwaukee, WI 53202.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders does not constitute receipt by the Transfer Agent of the Funds.

Telephone and Electronic Purchases

You may purchase additional shares of the Fund by calling 877-835-4531. If you elected this option on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You

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must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m., Eastern Time, your shares will be purchased at the net asset value calculated on the day your order is placed.

By Wire Transfer

To purchase by wire, the Transfer Agent must have a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by 4:00 p.m., Eastern Time to be eligible for same day pricing. Call the Transfer Agent at 877-835-4531 between 8:00 a.m. and 7:00 p.m., Eastern Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. Advising the Transfer Agent of your intent to wire, both for a new account and a subsequent investment will ensure prompt and accurate credit. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Automatic Investment

•  With an initial investment, indicate on your application that you would like to participate in the Automatic Investment Plan and complete the appropriate section on the application.

•  Subsequent investments will be drawn from your bank account and invested into the Fund(s) automatically.

By Exchange

•  To request an exchange of shares into another New Covenant Fund, call 877-835-4531 or register for account access online at www.NewCovenantFunds.com.

•  No fee or charge will apply for exchanges, but there may be a capital gain or loss. The exchange privilege is subject to amendment or termination at any time upon 60 days’ prior notice.

Purchase Price

You pay no sales charge to invest in any of the Funds. Shares of the Funds are sold at the net asset value per share (NAV) next determined after receipt of the order by the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”). The NAV multiplied by the number of Fund shares you own equals the value of your investment.

Determination of NAV

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). NAV for one Fund share

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is the value of that share’s portion of the net assets of the Fund. In calculating NAV, the Funds generally value their investment portfolios at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. Debt securities or swaps held by the Funds are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open end investment companies are valued at the investment company’s applicable NAV, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, a Fund will value the security using the Funds’ Fair Value Procedures, as described below.

Securities held by the Funds with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by the Funds are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing services’ prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify a Fund’s administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund’s administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Fund’s administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing

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methodology, approval may be obtained at the next regularly scheduled meeting of the Board of Trustees.

Securities for which market prices are not “readily available” or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Funds’ Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer’s industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. The Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, a Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates NAV. If price movements in a monitored index or security

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exceed levels established by a Fund’s administrator, the administrator notifies SIMC or a Sub-Adviser holding the relevant securities that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

Each Fund’s daily NAV is available at www.NewCovenantFunds.com.

Timing of Purchase Requests

All requests received in “good order” by the Funds’ Transfer Agent before the close of the New York Stock Exchange will be executed the same day, at that day’s closing share price. “Good order” means that your request contains the Fund name in which you are investing, your account number, and your payment. Shares of the Funds are sold at the NAV per share next determined after receipt of your order by the Funds’ Transfer Agent. Orders received after the close of the New York Stock Exchange will be executed the following business day, at that day’s closing share price. All investments must be in U.S. dollars. Shares will not be priced and are not available for purchase or sale on days when the New York Stock Exchange is closed. However, to the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed. If the New York Stock Exchange closes early, the deadlines for purchase orders will be accelerated to the earlier closing time.

Stock Exchange Closings

The New York Stock Exchange is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Rights Reserved by the Funds

The Funds reserve the right to:

•  reject any purchase order;

•  reject any exchange request;

•  vary the initial and subsequent investment minimums;

•  waive the minimum investment requirement for any investor;

•  redeem shares in any account that falls below required account minimums and return the proceeds to the shareholder.

The Funds will automatically redeem shares if a purchase check is returned for insufficient funds. The Funds reserve the right to reject any third party check. However, third party checks issued by the Presbyterian Church (U.S.A.) Foundation may be accepted. The Funds may change

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or discontinue the exchange privilege, or temporarily suspend this privilege during unusual market conditions. The Funds also reserve the right to make a “redemption in kind” payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect Fund operations. Large redemptions with respect to each shareholder are considered to be the greater of $250,000 or 1% of a Fund’s assets.

Third Party Investments

If you invest through a third party (rather than directly), the policies and fees may be different than those described here. Banks, brokers and financial advisers may charge transaction fees and set different minimum investments or limitations on buying or selling shares. You will not be charged fees if you purchase shares of the Funds through a registered representative of the Funds or the Funds directly.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow a Fund or financial intermediary to identify you. This information is subject to verification by the Fund or financial intermediary to ensure the identity of all persons opening an account.

Each Fund or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. The Fund or financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the Fund or financial intermediary may be required to collect documents to establish and verify your identity.

Each Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the Fund or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii)

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involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

SELLING SHARES: HOW TO SELL SHARES

By Mail

1.  Call 877-835-4531 to request redemption forms or write a letter of instruction indicating:

•  your Fund and account number;

•  amount you wish to redeem;

•  address where your check should be sent; if your redemption request directs the check to an alternate address, a signature guarantee stamp is required; and

•  account owner signature(s) with signature guarantees, if necessary (see “Signature Guarantees” section).

2.  Mail to: New Covenant Funds,

U.S. Bancorp Fund Services, LLC,

P.O. Box 701, Milwaukee, WI 53201-0701.

By Overnight Service

1.  See instruction 1 above.

2.  Send to New Covenant Funds,

U.S. Bancorp Fund Services, LLC,

615 East Michigan Street, 3rd floor,

Milwaukee, WI 53202.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of redemption requests does not constitute receipt by the Transfer Agent of the Funds.

By Telephone (unless you have declined telephone sales privileges)

Call 877-835-4531 with instructions as to how you wish to receive your proceeds (mail, wire, electronic transfer). If reasonable procedures are followed, neither the Funds nor their Transfer Agent will be liable for any loss, cost or expense for acting upon telephone instructions believed

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to be genuine or for any unauthorized telephone transactions. Telephone trades must be received by market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once your telephone transaction has been placed, it cannot be canceled or modified.

By Wire Transfer

You must indicate this option on your application. The Fund will charge a $15 wire transfer fee for each wire transfer request. This fee is deducted from your proceeds in the event of a complete account liquidation or specific share redemption. Note: Your financial institution may also charge a separate fee.

Electronic Redemptions

If elected on your account application, you may have redemption proceeds sent directly to your bank account via electronic funds transfer through ACH network. There is no charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days.

By Exchange

To request an exchange of shares into another New Covenant Fund, call 877-835-4531 or register for online account access at www.NewCovenantFunds.com.

Redemptions Within 10 Business Days of Purchase by Check

When you have made an investment by check, the proceeds of your redemption may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared.

Undeliverable Distribution Checks

For any shareholder who chooses to receive distributions in cash:

If distribution checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Timing of Sale Requests

All requests received in good order by the Funds’ Transfer Agent before the close of the New York Stock Exchange, typically 4:00 p.m., Eastern Time, will be executed the same day at that day’s NAV. Requests received after the close of the New York Stock Exchange will be executed

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the following business day, at that day’s NAV. Redemption orders are executed only on days when the New York Stock Exchange is open for trading. If the New York Stock Exchange closes early, the deadline for redemption orders will be accelerated to the earlier closing time.

Signature Guarantees

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•  When ownership is being changed on your account;

•  When redemption proceeds are payable or sent to any person, address or bank account not on record;

•  If a change of address was received by the Transfer Agent within the last 30 days; and

•  For all redemptions over $100,000 from any shareholder account.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Trust may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the New York Stock Exchange is restricted or the New York Stock Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Funds’ shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets not reasonably practicable. In addition to the foregoing, the Trust reserves the right to suspend payment of a request for redemption for a period of up to 10 business days after receipt of a redemption request in good order (a) when it is not reasonably practicable for the Funds to fairly determine the true holder of any Fund’s shares or (b) for the purpose of preserving the rights and interests of the true owner of the shares.

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Other Documents

Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, call the Funds’ Transfer Agent at 877-835-4531.

EXCHANGE OR TRANSFER OF SHARES

Exchange Privilege

You may exchange shares of one of the Funds for shares in another Fund at NAV without payment of any fee or charge. You can do this by contacting the Funds’ Transfer Agent, in writing or by telephone or by visiting the Funds’ website at www.NewCovenantFunds.com. Shareholders who are not tax-exempt organizations should know that an exchange is considered a sale of shares of one Fund and the purchase of shares of another Fund. The exchange may result in a gain or loss for federal income tax purposes. If you wish to use the exchange privilege, you may elect the service on your account application or by a letter of instruction.

If the Funds’ Transfer Agent receives your exchange instructions in good order in writing, by telephone (call 877-835-4531) or through the Funds’ website by the valuation time on any business day, your exchange will be processed on that day.

For an exchange request to be in good order, it must include:

•  your name exactly as it appears on your account;

•  your account number;

•  the amount to be exchanged;

•  the names of the Funds from which and to which the exchange is to be made; and

•  the signature(s) of the account owner(s).

Transfer of Ownership

You may transfer Fund shares or change the name or form in which your shares are registered by writing to the Funds’ Transfer Agent. Your letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application or W-9 form, and include the signature(s) of all registered owners. The signature(s) on the transfer instructions must be guaranteed.

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Frequent Trading Policy

“Market timing” refers to a pattern of frequent purchases and sales of a Fund’s shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Funds to incur unwanted taxable gains and forcing the Funds to hold excess levels of cash.

Each Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more “round trips” in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

Each Fund, in its sole discretion, also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds’ policies are made uniformly and in good faith in a manner that the Funds believe are consistent with the best long-term interests of shareholders. When applying the Funds’ policies, the Funds may consider (to the extent reasonably available) an investor’s trading history in all New Covenant and SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Funds.

The Funds’ monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds’ monitoring techniques. Operational or technical limitations may also limit the Funds’ ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain

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shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, a Fund will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Fund.

Each Fund may be sold to participant-directed employee benefit plans. The Funds’ ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

SHAREHOLDER SERVICES

Telephone Information

•  Your Account: If you have questions about the Funds or your account, including purchases, redemptions and distributions, call the Funds’ Transfer Agent toll-free at 877-835-4531, between 8:00 a.m. and 7:00 p.m., Eastern Time, on business days.

Account Statements

The Funds provide you with these helpful services and information about your account:

•  a statement after every transaction;

•  an annual account statement reflecting all transactions for the year;

•  tax information, which will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service for taxable investors; and

•  financial statements with a summary of portfolio composition and performance that will be mailed at least twice a year.

Account statements are also available online. Sign up for E-delivery through the Account Access link at www.NewCovenantFunds.com to receive e-mail notification when quarterly statements, a new prospectus, semi-annual or annual shareholder report is available. The e-mails will provide you with a link to logon to your account via secure access to view your statement or other important information. You will continue to receive a paper copy of your statement in the mail unless you opt out of paper delivery.

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Internet

You may obtain access to account information by visiting the Funds’ website at www.NewCovenantFunds.com.The website provides share price and price change information for all the Funds and gives account balances and information on the most recent transactions and allows exchanges of shares.

Integrated Voice Response System

You may obtain access to account information by calling 877-835-4531. The system provides share price and price change information for all the Funds and gives account balances and information on the most recent transactions and allows exchanges of shares.

Account Minimum

You must keep at least $500 worth of shares in your account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $500 as a result of redemption activity, and not market movement, we may redeem your shares and send you a check for the redemption proceeds.

Telephone Transactions

To use telephone purchase, redemption and exchange privileges, you must have selected these services on your original account application or submitted a subsequent request in writing to add these services to your account. The Funds and the Transfer Agent reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. The Transfer Agent has established security procedures to prevent unauthorized account access. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Funds or the Transfer Agent. Neither the Trust nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. (See section 8 of the application)

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan

Once an account has been opened with a minimum investment of $500, you can make additional purchases of shares of the Funds with the automatic withdrawal of monies from your bank account. Amounts may be withdrawn from your bank account on a monthly or quarterly basis in minimum amounts of $50. (See section 7 of the application)

Systematic Withdrawal Plan

Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum of $50). To request a

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form to start the Systematic Withdrawal Plan, call 877-835-4531 or visit the Funds’ website, www.NewCovenantFunds.com.

Householding Policy

One copy of each prospectus, annual and semiannual report will be sent to all related accounts at a common address. Each document will be mailed to the registered address with the first line addressed to “New Covenant Fund Shareholder at.”

By adopting the householding policy, we are responding to shareholder requests and will reduce printing and mailing expenses. If you prefer to receive copies for each account, you must call us at 877-835-4531 during business hours (9:00 a.m. to 8:00 p.m. Eastern Time). All requests will be processed within 30 days.

Sign up for E-delivery through the Account Access link at www.NewCovenantFunds.com to receive e-mail notification when quarterly statements are available. The e-mails will provide you with a link to logon to your account via secure access to view your statement or other important information. You will continue to receive a paper copy of your statement in the mail unless you opt out of paper delivery.

Shareholder Services Agreements

The Trust has adopted a shareholder servicing plan and agreement for the Funds pursuant to which the Funds’ distributor may perform, or may compensate other service providers for performing certain shareholder services. Under the terms of the shareholder servicing plan, each of the GROWTH and INCOME FUNDS is authorized to pay the distributor or an authorized service provider a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net asset value of the shares of the Fund.

DISTRIBUTIONS AND TAXES

Distributions

The Funds pass along to your account your share of investment earnings in the form of dividends and distributions. Fund dividends are the net interest and dividends earned on investments after Fund expenses. The Funds will at least annually declare and pay dividends from their net investment income and distribute any net capital gains obtained through Fund investment transactions. Interest and dividend payments will normally be distributed as income dividends on a quarterly basis for each of the Funds.

Unless you elect otherwise on your application, all dividends and distributions paid by a Fund will be reinvested in additional shares of that Fund. They will be credited to your account in that Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. Unless you are a tax-exempt organization, all distributions a Fund pays to you will be taxable when paid, regardless of whether they are taken in cash or reinvested in shares of the

56

Fund. To change your dividend election, you must notify the Funds’ Transfer Agent in writing at least 5 business days prior to the applicable dividend record date.

Taxes

Each Fund intends to continue to qualify as a regulated investment company. This status exempts each Fund from paying federal income tax on the income or capital gains it distributes to its shareholders.

Unless you are a tax-exempt organization, your investment in the Funds will be subject to the following tax consequences:

•  Dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income (except as described below).

•  Distributions from capital gains are taxable as capital gain, which may be taxed at different rates depending on the length of time the Fund held those assets.

•  Dividends and distributions may also be subject to state and local taxes.

•  Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

•  A redemption of your Fund shares, including exchanging shares, is a taxable event and any gain on the transaction may be subject to federal income tax.

Tax legislation enacted in May 2003 generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Absent further legislation, the maximum 15% rate applicable to certain qualifying dividends and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers. These guidelines may be subject to change in the future:

•  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•  Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer:

57

•  Note that the 15% rate of tax currently applicable to certain dividends does not apply to dividends paid to foreign shareholders.

If you are subject to tax, after the end of each calendar year you will receive a statement (Form 1099) of the federal income tax status of each Fund’s dividends and other distributions paid to you during the year. You should keep all of your Fund statements for accurate tax-accounting purposes.

If you are subject to tax (are not a tax-exempt organization), and you purchase shares shortly before a record date for a dividend or distribution, a portion of your investment will be returned as a taxable distribution. You must provide the Trust with your correct taxpayer identification number and certify that you are not subject to backup withholding. If you do not, the Trust is required by law to withhold 28% of your taxable distributions and redemptions. You should consult your tax adviser concerning state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

Recent legislation effective beginning January 1, 2013, provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

INDEX DESCRIPTIONS

Investors cannot invest directly in an index, although they may invest in the underlying securities.

S&P 500® Index is an unmanaged, capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. (GROWTH FUND)

Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index generally representative of intermediate investment grade government and corporate debt securities with maturities of 10 years or less. (INCOME FUND)

Blended S&P 500® Index/Barclays Capital Intermediate Aggregate Bond Index is a composite composed of 60% S&P 500® Index and 40% Barclays Capital Intermediate Aggregate Bond Index (BALANCED GROWTH FUND).

Blended S&P 500® Index/Barclays Capital Intermediate Aggregate Bond Index is a composite composed of 35% S&P 500® Index and 65% Barclays Capital Intermediate Aggregate Bond Index (BALANCED INCOME FUND).

Blended S&P 500® Index/MSCI ACWI ex US Index is a composite index composed of 80% S&P 500® Index and 20% MSCI ACWI ex US Index. MSCI ACWI ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets (GROWTH FUND).

58

FINANCIAL HIGHLIGHTS

The financial highlights tables are meant to help you understand each Fund’s financial performance for the last five fiscal years. Certain information reflects financial results for a single share of a Fund. The total returns shown in the tables represent the rate that you would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. The information shown below for the fiscal year ended June 30, 2012 has been audited by [ ], an independent registered public accounting firm, whose report, along with the Trust’s financial statements, are included in the 2012 Annual Report to shareholders, which is available upon request at no charge. The information shown below for periods ended on or before June 30, 2011 was audited by a different auditor, whose reports reflected unqualified audit opinions.

NEW COVENANT FUNDS

For a Share outstanding throughout the year

Growth Fund

	For the Year Ended June 30, 2012		For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008
Net Asset Value, Beginning of Year	$ XX		$25.11	$22.68	$31.95	$38.90
INVESTMENT ACTIVITIES:
Net investment income	XX		0.24	0.21	0.29	0.26
Net realized and unrealized gains (losses) on investments and foreign currency transactions	XX		7.41	2.43	(9.29)	(4.98)
Total from Investment Activities	XX		7.65	2.64	(9.00)	(4.72)
DIVIDENDS:
Net investment income	XX		(0.23)	(0.18)	(0.25)	(0.24)
Net realized gains	XX		—	—	—	(1.97)
Tax return of capital	XX		—	(0.03)	(0.02)	(0.02)
Total Dividends	XX		(0.23)	(0.21)	(0.27)	(2.23)
Change in net asset value per share	XX		7.42	2.43	(9.27)	(6.95)
Net Asset Value, End of Year	$ XX		$32.53	$25.11	$22.68	$31.95
Total Return	XX	%	30.54%	11.54%	(28.16)%	(12.61)%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of year (in 000’s)	$ XX		$721,633	$624,923	$598,209	$836,086
Ratio of expenses to average net assets	XX	%	1.08%	1.19%	1.12%	1.10%
Ratio of expenses to average net assets, excluding waivers	XX	%	1.12%	1.29%	1.30%	1.29%
Ratio of net investment income to average net assets	XX	%	0.78%	0.68%	1.15%	0.73%
Ratio of net investment income to average net assets, excluding waivers	XX	%	0.73%	0.57%	0.97%	0.54%
Portfolio turnover rate	XX	%	44%	81%	94%	65%

59

NEW COVENANT FUNDS

For a Share outstanding throughout the year

Income Fund

	For the Year Ended June 30, 2012		For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008
Net Asset Value, Beginning of Year	$ XX		$22.57	$20.93	$23.73	$24.52
INVESTMENT ACTIVITIES:
Net investment income	XX		0.62	0.81	1.11	1.16
Net realized and unrealized gains (losses) on investments and foreign currency transactions	XX		0.27	1.62	(2.79)	(0.81)
Total from Investment Activities	XX		0.89	2.43	(1.68)	0.35
DIVIDENDS:
Net investment income	XX		(0.61)	(0.79)	(1.12)	(1.14)
Net realized gains	XX		—	—	—	—
Tax return of capital	XX		—	—	—	—
Total Dividends	XX		(0.61)	(0.79)	(1.12)	(1.14)
Change in net asset value per share	XX		0.28	1.64	(2.80)	(0.79)
Net Asset Value, End of Year	$ XX		$22.85	$22.57	$20.93	$23.73
Total Return	XX	%	4.00%	11.72%	(6.90)%	1.36%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of year (in 000’s)	$ XX		$455,136	$401,736	$373,446	$496,325
Ratio of expenses to average net assets	XX	%	0.83%	0.87%	0.86%	0.85%
Ratio of expenses to average net assets, excluding waivers	XX	%	0.89%	1.03%	1.02%	1.01%
Ratio of net investment income to average net assets	XX	%	2.76%	3.68%	5.15%	4.70%
Ratio of net investment income to average net assets, excluding waivers	XX	%	2.70%	3.52%	4.99%	4.54%
Portfolio turnover rate	XX	%	38%	76%	230%	170%

* Less than $0.005.

60

NEW COVENANT FUNDS

For a Share outstanding throughout the year

Balanced Growth Fund

	For the Year Ended June 30, 2012		For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008
Net Asset Value, Beginning of Year	$ XX		$69.47	$63.31	$82.49	$90.86
INVESTMENT ACTIVITIES:
Net investment income	XX		0.99	1.11	1.70	1.83
Net realized and unrealized gains (losses) on investments and foreign currency transactions	XX		12.86	6.16	(18.25)	(8.37)
Total from Investment Activities	XX		13.85	7.27	(16.55)	(6.54)
DIVIDENDS:
Net investment income	XX		(0.99)	(1.06)	(1.69)	(1.83)
Net realized gains	XX		—	—	(0.93)	—
Tax return of capital	XX		— *	(0.05)	(0.01)	—
Total Dividends	XX		(0.99)	(1.11)	(2.63)	(1.83)
Change in net asset value per share	XX		12.86	6.16	(19.18)	(8.37)
Net Asset Value, End of Year	$ XX		$82.33	$69.47	$63.31	$82.49
Total Return	XX	%	19.99%	11.43%	(19.96)%	(7.26)%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of year (in 000’s)	$ XX		$271,314	$237,504	$221,070	$305,294
Ratio of expenses to average net assets	XX	%	0.18%	0.23%	0.13%	0.15%
Ratio of expenses to average net assets, excluding waivers	XX	%	0.26%	0.40%	0.37%	0.39%
Ratio of net investment income to average net assets	XX	%	1.25%	1.56%	2.56%	2.07%
Ratio of net investment income to average net assets, excluding waivers	XX	%	1.16%	1.39%	2.32%	1.83%
Portfolio turnover rate	XX	%	8%	7%	7%	17%

* Less than $0.005.

61

NEW COVENANT FUNDS

For a Share outstanding throughout the year

Balanced Income Fund

	For the Year Ended June 30, 2012		For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008
Net Asset Value, Beginning of Year	$ XX		$17.06	$15.66	$19.01	$20.40
INVESTMENT ACTIVITIES:
Net investment income	XX		0.31	0.38	0.56	0.60
Net realized and unrealized gains (losses) on investments and foreign currency transactions	XX		1.91	1.39	(3.35)	(1.39)
Total from Investment Activities	XX		2.22	1.77	(2.79)	(0.79)
DIVIDENDS:
Net investment income	XX		(0.31)	(0.36)	(0.55)	(0.60)
Net realized gains	XX		—	—	—	—
Tax return of capital	XX		— *	(0.01)	(0.01)	—
Total Dividends	XX		(0.31)	(0.37)	(0.56)	(0.60)
Change in net asset value per share	XX		1.91	1.40	(3.35)	(1.39)
Net Asset Value, End of Year	$ XX		$18.97	$17.06	$15.66	$19.01
Total Return	XX	%	13.07%	11.31%	(14.60)%	(3.95)%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of year (in 000’s)	$ XX		$92,131	$85,037	$78,665	$102,657
Ratio of expenses to average net assets	XX	%	0.22%	0.24%	0.16%	0.20%
Ratio of expenses to average net assets, excluding waivers	XX	%	0.30%	0.40%	0.40%	0.44%
Ratio of net investment income to average net assets	XX	%	1.65%	2.17%	3.47%	2.97%
Ratio of net investment income to average net assets, excluding waivers	XX	%	1.57%	2.01%	3.23%	2.73%
Portfolio turnover rate	XX	%	8%	7%	10%	10%

* Less than $0.005.

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PRIVACY NOTICE

[TO BE PROVIDED BY AMENDMENT]

63

ADDITIONAL INFORMATION

Annual/Semi-Annual Reports to Shareholders

These reports include financial statements and information about the portfolio of investments for each Fund. The Trust’s Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Funds. It has been filed with the SEC and is legally considered to be a part of this prospectus. To request a free copy of the current Annual or Semi-Annual Report, SAI, or to request other information about the Funds, you can visit www.NewCovenantFunds.com or write or call:

New Covenant Funds

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

877-835-4531

Text-only versions of Fund documents can be viewed online or downloaded from the SEC’s EDGAR database at http://www.sec.gov.

You may review and copy the SAI and other information about the Funds by visiting SEC’s Public Reference Room in Washington, D.C. You can obtain information about the Public Reference Room by calling the SEC at (202) 551-8090. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

SEC File #811-09025

[INVENTORY CODE]

64

STATEMENT OF ADDITIONAL INFORMATION

                     , 2012

NEW COVENANT FUNDS

Trading Symbol:

New Covenant Growth Fund   NCGFX

New Covenant Income Fund   NCICX

New Covenant Balanced Growth Fund   NCBGX

New Covenant Balanced Income Fund   NCBIX

One Freedom Valley Drive

Oaks, Pennsylvania 19456

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Funds’ Prospectus dated October [  ], 2012, (the “Prospectus”) and is incorporated by reference in its entirety into the Prospectus. You may obtain the Prospectus or a copy of this SAI without charge by calling 877-835-4531 or by visiting the Funds’ website at http://www.NewCovenantFunds.com.

Also incorporated by reference herein are the financial statements of the Funds contained in the Trust’s Annual Report to Shareholders for the fiscal year ended June 30, 2012, including the Report of the Independent Registered Public Accounting Firm. Copies of the Trust’s Annual and Semi-Annual Reports are available free of charge by calling 877-835-4531 or by visiting the Funds’ website at http://www.NewCovenantFunds.com.

[INVENTORY CODE]

TABLE OF CONTENTS

History of the Funds	3

Description of Investments and Risks	3

Investment Restrictions	30

Management of the Funds	31

Proxy Voting Policy	47

Securities and Other Interests	48

Control Persons and Principal Holders of Securities	48

The Adviser and Sub-Advisers	49

Code of Ethics	71

Other Service Providers	72

Brokerage	75

General Information	76

Purchases, Redemptions, and Pricing of Shares	77

Taxation of the Funds	79

Distributions	84

Disclosure of Fund Portfolio Holdings	86

Financial Statements	87

Appendix A — Description of Securities Ratings	A-1

HISTORY OF THE FUNDS

New Covenant Funds (the “Trust”) is a Delaware statutory trust organized pursuant to a Trust Instrument dated September 30, 1998. The Trust was organized to offer separate series of shares and currently offers four separate series: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”) and New Covenant Balanced Income Fund (“Balanced Income Fund”) (each, a “Fund” and collectively, the “Funds”). Currently, there is one class of shares issued by each Fund. The Trust’s Board of Trustees (“Board,” “Trustees,” or “Board of Trustees”) may issue additional classes of shares or series at any time without prior approval of the shareholders. The Balanced Growth Fund and Balanced Income Fund may also be referred to as the “Balanced Funds.”

The Trust is classified as an open-end, management investment company. The Income Fund and the Growth Fund are diversified, which means that, with respect to 75% of its total assets, a Fund will not invest more than 5% of its assets in the securities of any single issuer or hold more than 10% of the voting securities of any single issuer. The Balanced Funds are diversified by virtue of the fact that the underlying Funds in which they invest (Growth Fund and Income Fund) are diversified.

Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Funds are subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities despite a Fund’s qualifying as a diversified mutual fund under applicable federal securities laws.

Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standards or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

DESCRIPTION OF INVESTMENTS AND RISKS

In addition to its objective and strategies, each of the Funds has the common objective of making investments consistent with social-witness principles adopted by the General Assembly of the

Presbyterian Church (U.S.A.). These principles may evolve over time and currently include, among others, certain limitations on investments in some corporations due to their involvement in military-related production, tobacco, and human rights violations. The Funds may choose to sell otherwise profitable investments in companies which have been identified as being in conflict with the established social-witness principles of the Presbyterian Church (U.S.A.). Beyond these principles, each Fund pursues different investment objectives and strategies. For purposes of determining which securities are eligible for investment by the Funds and those which are not eligible for investment, SEI Investments Management Corporation (“SIMC,” or the “Adviser”) procures a list which identifies those specific companies which may not be purchased by the Funds. This list, which is updated annually, contains those companies involved in military-related production, tobacco, or human rights violations that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) and brought forth by the Mission Responsibility through Investment Committee Guidelines (the “MRTI Guidelines”). In addition to these companies which are prohibited for investment by the Funds pursuant to the MRTI Guidelines, the Funds also do not invest in certain other companies that have derived 25% or more of the company’s revenues from alcohol, gambling and tobacco, and do not invest in certain companies in the weapons industry. The Adviser consults closely with the sub-advisers that acquire portfolio securities for the Growth Fund and Income Fund regarding those sub-advisers’ reliance on the list.

The New Covenant Funds are not intended to be an investment option of a participant-directed plan or program of any government entity, nor are the Funds offered as an investment in a participant-directed plan or program of any government agency.

NEW COVENANT GROWTH FUND

INVESTMENT OBJECTIVE

The Growth Fund’s investment objective is long-term capital appreciation. Dividend income, if any, will be incidental.

PRINCIPAL STRATEGIES

Under normal market conditions, at least 80% of the Fund’s assets will be invested in a diversified portfolio of common stocks of companies that the Fund’s portfolio managers believe have long-term growth potential.

NEW COVENANT INCOME FUND

INVESTMENT OBJECTIVE

The Income Fund’s investment objective is a high level of current income with preservation of capital.

PRINCIPAL STRATEGIES

Under normal market conditions, at least 80% of the Fund’s assets will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities.

NEW COVENANT BALANCED GROWTH FUND

INVESTMENT OBJECTIVE

The Balanced Growth Fund’s investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

PRINCIPAL STRATEGIES

To pursue its objective, the Fund invests primarily in shares of the Growth Fund and the Income Fund, with a majority of its assets generally invested in shares of the Growth Fund.

NEW COVENANT BALANCED INCOME FUND

INVESTMENT OBJECTIVE

The Balanced Income Fund’s investment objective is to produce current income and long-term growth of capital.

PRINCIPAL STRATEGIES

To pursue its objective, the Fund invests primarily in shares of the Growth Fund and the Income Fund, with a majority of its assets generally invested in shares of the Income Fund.

* * *

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds.

The following information should be read in conjunction with the Funds’ Prospectus. The investment practices described below, which apply to the Growth Fund and the Income Fund, are not fundamental (unless otherwise indicated) and may be changed by the Board of Trustees without approval of the shareholders.

The Adviser acts as a manager of managers for the Funds and selects and retains various sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Growth Fund and Income Fund.

EQUITY SECURITIES

The Growth Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below: common stocks, preferred stocks, convertible securities and warrants.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Growth Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Growth Fund to the risk that the issuer may discontinue paying dividends.

The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all the sub-divisions of the financial services industry. Sub-prime mortgage related losses and write downs among investment banks and similar institutions reached significant levels in 2008, which continued into 2009. The impact of these losses among traditional banks, investment banks, broker/dealers and insurers forced a number of large such institutions into either liquidation or combination, while drastically increasing the volatility of their stocks prices. In some cases, the U.S. government has acted to bail out select institutions, such as insurers, however the risks associated with investment in stocks of such insurers has nonetheless increased substantially.

Congress passed legislation to provide the U.S. Department of the Treasury with the authority to issue up to $700 billion of Treasury securities to finance the purchase of troubled assets from financial institutions. There can be no assurance that this legislation will cause the risks associated with investment in the stock market in general or in financial services company stocks to decrease.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Growth Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid before any payments are made to the Growth Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Growth Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond. Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, it is subject to the risk that the dividend can be changed or omitted by the issuer.

Convertible Securities and Warrants. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities include corporate bonds, notes and preferred stock that can be converted into, or exchanged for, a prescribed amount of common stock of the same or different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. In addition to the general risks associated with equity securities discussed above, investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

SMALL AND MEDIUM-SIZED COMPANIES

To the extent the Growth Fund invests in the equity securities of small and medium-sized companies, it will be exposed to the risks of smaller sized companies. Small and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of smaller sized company securities held by the Growth Fund. As a result, their performance may be more volatile and they may face greater risk of business failure, which could increase the volatility of the Growth Fund’s portfolio.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

The Growth Fund and the Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on this basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward-commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if the portfolio manager deems it appropriate to do so.

The Funds may dispose of or renegotiate a when-issued or forward commitment. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Income Fund’s average dollar-weighted maturity, the maturity of when-issued or forward-commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued, delayed-delivery or forward-commitment basis, the Fund will maintain cash, U.S. government securities or other liquid portfolio securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward-commitments and delayed-delivery transactions.

DEBT SECURITIES

The Growth Fund and Income Fund invest in debt securities such as corporate bonds, securities issued or guaranteed by the U.S. government or one of its agencies and instrumentalities, bonds of international corporations or foreign governments, mortgage-backed and asset-backed securities, municipal bonds, and U.S. Treasury obligations. Debt securities are generally subject to interest rate risk, credit risk, market risk and call risk.

Interest Rate Risk. The risk that when interest rates increase, fixed-income securities held by the Fund decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

Credit Risk. This risk relates to the ability of the issuer to meet interest and principal payments, as they become due. The ratings given a security by rating services such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) provide information regarding such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security.

Market Risk. All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

Call Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

BELOW-INVESTMENT GRADE/HIGH YIELD/HIGH RISK SECURITIES

The Income Fund may invest a limited amount of assets in debt securities that are rated below-investment grade (hereinafter referred to as “lower-rated securities”) or that are unrated but deemed equivalent to lower-rated securities by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risk. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment-grade debt, lower-rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit the Income Fund’s ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund’s net asset value.

In cases where market quotations are not available, lower-rated securities are valued using guidelines established by the Board of Trustees. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower-rated or unrated security.

VARIABLE AND FLOATING RATE INSTRUMENTS

With respect to variable and floating-rate instruments that may be acquired by the Income Fund, the portfolio managers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status to meet payment on demand. Where necessary to ensure that a variable or floating-rate instrument meets the Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

FUTURES CONTRACTS

The Growth Fund and the Income Fund may each enter into financial futures contracts. Such contracts may either be based on indexes of particular groups or varieties of securities (“Index Futures Contracts”), or be for the purchase or sale of debt obligations (“Debt Futures Contracts”). Such futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. The Funds enter into futures contracts to gain a degree of protection against anticipated changes in interest rates that would otherwise have an adverse effect upon the economic interests of the Funds. However, the costs of and possible losses from futures transactions will reduce a Fund’s yield from interest on its holdings of debt securities. Income from futures transactions constitutes taxable gain.

For the Growth Fund and the Income Fund, the custodian marks cash, U.S. government securities or other liquid portfolio securities as segregated within the custody account in an amount equal to the value of the total assets committed to the consummation of futures positions. If the value of the segregated securities declines, additional cash or securities are required to be marked on a daily basis so that the value of the segregated assets equals the amount of the Funds’ commitments with respect to such contracts. Alternatively, the Funds may cover such positions by purchasing offsetting positions, or covering such positions partly with cash, U.S. government securities or other liquid portfolio securities, and partly with offsetting positions.

A Debt Futures Contract is a binding contractual commitment that, if held to maturity, requires each of the Growth Fund and the Income Fund to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By purchasing a Debt Futures Contract, the Fund legally obligates itself to accept delivery of the underlying security and to pay the agreed price; by selling a Debt Futures Contract it legally obligates itself to make delivery of the security against payment of the agreed price. However, positions taken in the futures markets are normally not held to maturity. Instead they are liquidated through offsetting transactions which may result in a profit or loss. While Debt Futures Contract positions taken by the Fund are usually liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous.

A clearing corporation, associated with the exchange on which futures contracts are traded, assumes responsibility for close-outs of such contracts and guarantees that the sale or purchase, if still open, is performed on the settlement date.

By entering into futures contracts, each of the Growth Fund and the Income Fund seek to establish with more certainty than would otherwise be possible the effective rate of return on its portfolio securities. A Fund may, for example, take a “short” position in the futures market by selling a Debt Futures Contract for future delivery of securities held by the Fund in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. Or it might sell an Index Futures Contract based on a group of securities whose price trends show a significant correlation with those of securities held by a Fund. When hedging of this character is successful, any depreciation in the value of portfolio securities is substantially offset by appreciation in the value of the futures position. On other occasions the Fund may take a “long” position by purchasing futures contracts. This is done when a Fund is not fully invested or expects to receive substantial proceeds from the sale of portfolio securities or of Fund shares, and anticipates the future purchase of particular securities but expects the rate of return then available in the securities markets to be less favorable than rates that are currently available in the futures markets. The Funds expect that, in the normal course, securities will be purchased upon termination of a long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

Debt Futures Contracts currently involve only taxable obligations and do not encompass municipal securities. The value of Debt Futures Contracts on taxable securities, as well as Index Futures Contracts, may not vary in direct proportion with the value of the Fund’s securities, limiting the ability of the Fund to hedge effectively against interest-rate risk.

The investment restriction concerning futures contracts does not specify the types of Index Futures Contracts into which the Growth Fund or the Income Fund may enter because it is impossible to foresee what particular indexes may be developed and traded or may prove useful to the Fund in implementing its overall risk-management strategies. For example, price trends for a particular Index Futures Contract may show a significant correlation with price trends in the securities held by the Fund, even though the securities comprising the index are not necessarily identical to those held by the Fund. In any event, the Fund would not enter into a particular Index Futures Contract unless the portfolio managers determined that such a correlation existed.

To the extent the Funds use Index Futures Contracts and Debt Futures Contracts, they are traded actively through the CME Group.

SEGREGATED ASSETS

The Growth Fund and Income Fund may be required to segregate assets (such as cash, U.S. government securities and other liquid portfolio securities) or otherwise provide coverage consistent with applicable regulatory policies. This would be with respect to each Fund’s permissible obligations under the call and put options it writes, the forward foreign currency exchange contracts it enters into and the futures contracts it enters into.

OPTIONS ON FUTURES CONTRACTS

To attempt to gain additional protection against the effects of interest-rate fluctuations, the Growth Fund and the Income Fund may purchase and write (sell) put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

The Funds may purchase put options on futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as actual purchase of the futures contracts. The Funds may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

The Funds may write (sell) a call option and a futures contract in order to hedge against a decline in the price of the index or debt securities underlying the futures contract. If the price of the futures contract at expiration is below the exercise price, the Funds would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing (selling) of put options on futures contracts is similar to purchase of the futures contracts, except that, if market price declines, the Fund would pay more than the current market price for the underlying securities or index units. The net cost to the Fund would be reduced, however, by the premium received on sale of the puts, less any transaction costs.

COVERED CALL OPTIONS

The Growth Fund and the Income Fund may write (sell) covered call options on their portfolio securities in an attempt to enhance investment performance. No more than 20% of a Fund’s net assets may be subject to covered options.

When the Growth Fund and the Income Fund write (sell) a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize gain to the extent of the amount received for the option (the “premium”) less any commission paid. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Growth Fund and the Income Fund sell an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and

Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from the sale of the underlying security, and proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve a pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund’s custodian.

RISKS OF FUTURES AND OPTIONS INVESTMENTS

Each of the Growth Fund and the Income Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in a Fund’s portfolio.

Each of the Growth Fund and the Income Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The portfolio managers will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Certain over-the-counter options may be deemed to be illiquid securities and may not be readily marketable. The portfolio managers will monitor the creditworthiness of dealers with which the Funds enter into such options transactions under the general supervision of the Board of Trustees.

PURCHASING CALL OPTIONS

Each of the Growth Fund and the Income Fund may purchase call options to the extent that call option coverage by a Fund does not constitute more than 20% of the Fund’s total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Funds may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with those transactions. The Funds may, following purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid (less any commissions) to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid (less any commissions) to purchase the original call option.

Although the Growth Fund and the Income Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss that would be characterized as short-term unless the option was held for more than one year.

PURCHASING PUT OPTIONS

No more than 20% of either the Growth Fund’s or the Income Fund’s total assets may be subject to put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by either the Growth Fund or the Income Fund gives it the right to sell one of its securities for an agreed-upon price up to an agreed-upon date. The Funds may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Funds will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to sale of the securities underlying such option. Such sale will result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Growth Fund or the Income Fund may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS

The Growth Fund and the Income Fund may also write put options on a secured basis, which means that a Fund will maintain, in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put options written by the Funds. Secured put options will generally be written in circumstances where the portfolio managers wish to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. With regard to the writing of put options, a Fund will limit the aggregate value of the obligations underlying such put options to 20% of its net assets.

Following the writing of a put option, the Growth Fund or the Income Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Growth Fund and the Income Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of debt securities held in its portfolio or which it intends to purchase and where the transactions are appropriate to the reduction of the Fund’s risks. The Trustees have adopted policies (which are not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase for a Fund of a futures contract or a related option, the value of the aggregate initial margin deposits with respect to all futures contracts (both for receipt and delivery), and premiums paid on related options entered into on behalf of the Fund, will not exceed 5% of the fair market value of the Fund’s total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Fund will not exceed 20% of its net assets. Futures contracts and put options written (sold) by a Fund will be offset by assets of the Fund held in a segregated account in an amount sufficient to satisfy obligations under such contracts and options.

FOREIGN SECURITIES

The Growth Fund and the Income Fund may invest up to 40% of their total assets in foreign securities. The Funds may invest without limit in U.S. dollar denominated foreign securities. The Income Fund may invest up to 40% of its assets in foreign bonds denominated in foreign currencies. No more than 20% of a Fund’s total assets will be represented by a given foreign currency.

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and that may favorably or unfavorably affect the Funds’ performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, price volatility can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions and bid-to-asked spreads in U.S. markets, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds’ agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, to the extent investments in foreign securities involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange-control regulations, and may incur costs in connection with conversion between currencies.

Investments in companies domiciled in emerging countries may be subject to potentially greater risks than investments in developed countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Growth Fund and the Income Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between banks or currency dealers so that no intermediary is required. A forward contract generally requires no margin or other deposit.

Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

The Growth Fund and the Income Fund may enter into foreign contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of interest and dividend payments on a security it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such interest and dividend payments, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such payments are made or received.

The Funds’ activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

REPURCHASE AGREEMENTS

The Growth Fund and the Income Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer that is recognized as a reporting government securities dealer, whose creditworthiness has been determined by the Adviser or Sub-Adviser. A repurchase agreement, which provides a means for the Funds to earn income on monies for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund at the time of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a repurchase agreement is deemed to be a loan to the seller of the Obligation and is therefore covered by the Funds’ investment restrictions applicable to loans. Each repurchase agreement entered into by a Fund requires that if the market value of the Obligation becomes less than the repurchase price

(including interest), the Fund will direct the seller of the Obligation, on a daily basis, to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. In the event a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional securities, and the seller defaults on its obligation to repurchase, the Fund bears the risk of any drop in market value of the Obligation(s). In the event that bankruptcy or insolvency proceedings were commenced with respect to a bank or broker-dealer before its repurchase of the Obligation, the Fund might encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. In the case of repurchase agreements, it is not clear whether a court would consider a repurchase agreement as being owned by the particular Fund or as being collateral for a loan by the Fund. If a court were to characterize the transaction as a loan and the Fund had not perfected a security interest in the Obligation, the Funds could be required to return the Obligation to the bank’s estate and be treated as an unsecured creditor. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in that transaction. The portfolio managers seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligations.

Securities subject to a repurchase agreement are held in a segregated account and the amount of such securities is adjusted on a daily basis so as to provide a market value at least equal to the repurchase price. The Funds may not invest more than 15% of their net assets in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS

The Growth Fund and the Income Fund may obtain funds for temporary defensive purposes by entering into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account consisting of cash, U.S. government securities or other liquid portfolio securities having a value at least equal to the repurchase price, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered borrowings by the Fund, and as such are subject to the investment limitations discussed in the section entitled “Borrowing.”

SECURITIES LENDING

To increase return on portfolio securities, the Growth Fund and the Income Fund may lend their portfolio securities on a short-term basis to banks, broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least 102% of the market value of the securities loaned. The amount of collateral required is determined based on values obtained by the securities lending agent which may, from time to time, differ from the values obtained using the Funds’ valuation policies, based upon certain differences that may exist in their respective valuation policies. Invested collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the collateral. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Funds will not lend portfolio securities in excess of one-third of the value of their respective total assets, including collateral received from such loans. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend securities, the Funds consider all relevant factors and circumstances, including creditworthiness of the borrower. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the applicable Fund must terminate the loan and vote the securities. Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Balanced Funds invest primarily in shares of the Growth Fund and the Income Fund. The Balanced Funds believe that this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals. The Growth Fund and the Income Fund have adopted a policy by which they may invest in securities issued by other investment companies within the limitations of the 1940 Act, which permits them to acquire securities of registered open-end investment companies except pursuant to Section 12(d)(1)(F) and Section 12(d)(1)(G) under the 1940 Act. As a shareholder of another investment company, the Funds would bear along with other shareholders their pro rata portion of the investment company’s expenses, including advisory fees.

INTERFUND LENDING AND BORROWING ARRANGEMENTS

The Securities and Exchange Commission (the “SEC”) has granted an exemption that permits the Funds to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (the “Repo Rate”) and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (the “Bank Loan Rate”). The Bank Loan Rate will be determined using a formula approved by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

The Income Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks and others. The Fund also invests in mortgage-backed securities guaranteed primarily by the Government National Mortgage Association (“GNMA”). Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

When interest rates rise, mortgage prepayment rates decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts, with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund’s shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC stock is owned by twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) was appointed to be the Conservator of the FHLMC and the FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the portfolio managers determine that they meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

TO BE ANNOUNCED SECURITIES (“TBAs”)

The Income Fund may also utilize the “To Be Announced” (“TBA”) market for mortgage-backed securities. The TBA market allows investors to gain exposure to mortgage-backed securities with certain broad characteristics (maturity, coupon, age) without taking delivery of the actual securities until the settlement day which is once every month. In addition, the Income Fund may utilize the dollar roll market, in which one sells, in the TBA market, the security for current month settlement, while simultaneously committing to buy the same TBA security for next month settlement. The Income Fund may also enter into TBA transactions. A TBA transaction is a contract for the purchase or sale of mortgage-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered. TBA transactions include most mortgage-backed securities represented in the MBS Index and may also include mortgages that do not yet exist. The Income Fund may also use the dollar roll market to postpone delivery when TBA investments are made.

COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”)

The Income Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

STRIPPED MORTGAGE-BACKED SECURITIES

The Income Fund may also invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. The stripped mortgage-backed securities in which the Fund may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund may invest.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these IO securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody’s, respectively.

Stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The staff of the SEC has indicated that it views such securities as illiquid. The Fund’s investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of the Fund’s net assets.

RISKS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of mortgage-backed securities (i.e., the Income Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” long-term interest rates.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may decline more than, or may not appreciate as much as, the price of noncallable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage-backed security would likely decline to the same extent as a conventional fixed-rate security.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to taxable shareholders, will be taxable as ordinary income.

The Fund may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the portfolio managers determine that the securities meet the Fund’s quality standards.

With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to the Fund’s limit with respect to investment in illiquid securities.

OTHER MORTGAGE-BACKED SECURITIES

The portfolio managers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments the principal or interest payments of which may vary or the terms to maturity of which may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the portfolio managers will, consistent with the Income Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Fund will not invest in any new types of mortgage-related securities without prior disclosure to shareholders of the Fund.

OTHER ASSET-BACKED SECURITIES

The Income Fund may also invest in other asset-backed securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special-purpose corporations, various types of assets, including automobile loans, computer leases and credit-card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. The Income Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest-rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment-sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit-card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, characteristics of the underlying assets, coupon rates on the securities, prevailing interest rates, administrative expenses and actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”), may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any existing holdings of such securities.

ZERO COUPON SECURITIES

The Income Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market-value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features, exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) that have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Fund understands that the staff of the SEC no longer considers such privately stripped obligations to be U.S. government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Fund is “diversified” under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the principal and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

RESETS

The interest rates paid on the Adjustable Rate Mortgages (“ARMs”) and CMOs in which the Income Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest-rate index. There are three main categories of indexes: those based on U.S. Treasury securities; those derived from a calculated measure such as a cost-of-funds index; or a moving average of mortgage rates.

CAPS AND FLOORS

The underlying mortgages which collateralize the ARMs and CMOs in which the Income Fund invests will frequently have caps and floors that limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than by limiting interest-rate changes. These payment caps may result in negative amortization.

RULE 144A SECURITIES

The Growth Fund and the Income Fund may purchase securities which are not registered under the Securities Act, but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as “illiquid securities,” however, any such security will not be considered illiquid so long as it is determined by the Adviser or Sub-Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

ILLIQUID SECURITIES

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act, but that may be purchased by institutional buyers pursuant to Rule 144A are subject to this 15% limit (unless such securities are variable-amount master-demand notes with maturities of nine months or less or unless the Adviser determines that a liquid trading market exists).

CONVERTIBLE SECURITIES

The Growth Fund may invest in convertible securities. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange those securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

SWAPS

To help enhance the value of its portfolio or manage its exposure to different types of investments, the Income Fund may enter into interest-rate, currency and mortgage-swap agreements and may purchase and sell interest-rate “caps,” “floors” and “collars.” The potential loss from investing in swap agreements is much greater than the amount initially invested. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. The Fund will enter into interest-rate swaps only on a net basis (i.e., the two payment streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid portfolio securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian bank. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest-rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest-rate exceeds an agreed-upon level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest-rate falls below an agreed-upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed-upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance. Swap agreements involve risks depending upon the other party’s creditworthiness and ability to perform, as judged by the portfolio managers, as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

REAL ESTATE INVESTMENT TRUSTS (REITs)

The Growth Fund and the Income Fund each may invest up to 10% of its net assets in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

BORROWING

Each Fund has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investments and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Fund’s total assets less liabilities (other than borrowings). No Fund will purchase securities while borrowings in excess of 5% of its total assets are outstanding.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

TEMPORARY DEFENSIVE PURPOSES

For temporary defensive purposes, the Funds may invest without limit in high-quality money-market securities. The Funds may also, for temporary defensive purposes, invest in shares of no-load, money-market mutual funds.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund’s outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of a Fund’s outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of a Fund’s outstanding shares. The percentage restrictions described below are applicable only at the time of investment and require no action by the Funds as a result of subsequent changes in value of the investments or the size of a Fund.

RESTRICTIONS APPLICABLE TO ALL FUNDS:

The Funds may not:

1.  Purchase securities which would cause more than 25% of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. government securities are not considered members of any industry.

2.  Borrow money or issue senior securities as defined in the 1940 Act except that (a) the Funds may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.

3.  With respect to 75% of the Fund’s total assets, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government and its instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction shall not apply to shares of the Balanced Funds.

4.  Make loans or lend securities, if as a result thereof, more than 50% of the Fund’s total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

5.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in REITs, securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

6.  Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Funds’ investment program may be deemed an underwriting.

7.  Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward investing contracts and other similar instruments.

The Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed by the Board of Trustees, without shareholder approval, in compliance with applicable law and regulatory policy.

1.  The Funds shall not invest in companies for purposes of exercising control or management.

2.  The Funds shall not purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

3.  The Funds shall not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

4.  The Funds shall not purchase any security while borrowings representing more than 5% of the Fund’s total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).

5.  The Funds will invest no more than 15% of the value of their net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable.

MANAGEMENT OF THE FUNDS

THE BOARD OF TRUSTEES

Members of the Board. There are nine members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (two-thirds) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance

Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management, and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

Unless otherwise noted, the business address of each Trustee is SEI Investments Company (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee*	Other Directorships Held by Trustee or Nominee for Trustee During Past 5 Years

INDEPENDENT TRUSTEES

George J. Sullivan, Jr. DOB: 11/13/42	Trustee	Since February 2012	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc., April 1997-December 2011. Member of the independent review committee for SEI’s Canadian-registered mutual funds.	XX

Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation

Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and SEI Alpha Strategy Portfolios, LP.

Rosemarie B. Greco DOB 03/31/46	Trustee	Since February 2012

Founder and Principal, GRECOventures Ltd. (private management consulting firm), 1999-2002, March 2011 to present. Senior Advisor to Governor, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania, January 2009-January 2011. Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania, January 2002-December 2008.

XX

Director, Exelon Corporation. Trustee/Director of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and SEI Alpha Strategy Portfolios, LP. Formerly, Director, Sunoco, Inc. and Trustee of Pennsylvania Real Estate Investment Trust.

Nina Lesavoy DOB 07/24/57	Trustee	Since February 2012	Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Managing Director, Cue Capital (strategic fundraising firm),	XX	Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional

			March 2002-March 2008.		International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and SEI Alpha Strategy Portfolios, LP.
James M. Williams DOB 10/10/47	Trustee	Since February 2012

Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.

XX

Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and SEI Alpha Strategy Portfolios, LP.

Mitchell A. Johnson DOB 03/01/42	Trustee	Since February 2012	Private Investor since 1994.	XX

Director, Federal Agricultural Mortgage Corporation (Farmer Mac). Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional

Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and SEI Alpha Strategy Portfolios, LP.
Hubert L. Harris, Jr. DOB 07/15/43	Trustee	Since February 2012

Retired since December 2005. Member of the Executive Committee, Georgia Tech Foundation, Inc. (nonprofit corporation), 2003-2011. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer, AMVESCAP Retirement, Inc., January 1998-August 2003.

XX

Director of St. Joseph’s Translational Research Institute. Member of the Board of Councilors of the Carter Center. Trustee/Director of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and SEI Alpha Strategy Portfolios, LP. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009; currently emeritus trustee. Formerly, Director, Colonial Banc Group, Inc., 2003-2009. Formerly, Director, AMVESCAP PLC, 1993-2004. Formerly, Chair of the Board of

Directors, AMVESCAP Retirement, Inc., January 1998-August 2003.

INTERESTED TRUSTEES

Robert A. Nesher** DOB 08/17/46	Trustee	Since February 2012	SEI employee, 1974-present. President and Chief Executive Officer of the SEI Funds Complex, December 2005-present.	XX

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, Adviser Managed Trust and

SEI Tax Exempt Trust.
William M. Doran** DOB 05/26/40	Trustee	Since February 2012

Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the SEI Investments Company, SEI Investments Management Corporation, SEI Investments Global Funds Services and SEI Investments Distribution Co. Secretary of SEI Investments Company since 1978.

XX

Director of SEI Investments Company, SEI Investments Distribution Co., SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, Adviser Managed Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Timothy P. Clark*** DOB 06/10/55	Trustee	Since May 2011	Chief Operating Officer, New Covenant Trust Company (2010 to present); Chief	XX	None

Operating Officer, Tri-Star Trust Bank (2000 to 2010); Vice President and Senior Trust Officer, Bank of Alma (1991 to 2000); Citizens Banking Corporation (1978 to 1991)

*  The Fund Complex currently consists of [  ] portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP, Adviser Managed Trust and New Covenant Funds.

**  Mr. Nesher and Mr. Doran are Interested Trustees of the Trust due to their relationships with SIMC and its related entities.

***  Mr. Clark is an Interested Trustee of the Trust due to his relationship with New Covenant Trust Company.

Individual Trustee Qualifications. There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table above, the following is a brief discussion of the specific experience, qualifications, attributes and skills of each Trustee:

Mr. Clark has substantial experience in financial and investment matters through his years of service in the financial industry. Mr. Clark has served as a Trustee of the Trust since May 2011 and currently serves as Chief Operating Officer of New Covenant Trust Company, N.A., a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation. Mr. Clark was a founding partner in Tri-Star Trust Bank and served as its Chief Operating Officer from July 2000 until October 2010. Prior to launching Tri-Star Trust Bank, Mr. Clark served as Vice President and Senior Trust Officer of Bank of Alma in Alma, Michigan from February 1991 until July 2000. Mr. Clark began his career at Citizen Banking Corporation in Flint, Michigan in 1978 and continued his career there until 1991.

Mr. Nesher has experience in his various roles with SEI Investments Company, which he joined in 1974, has knowledge of and experience in the financial services industry, and has served as trustee of the SEI Funds Complex since 1982.

Mr. Doran was a Partner in the Investment Management and Securities Industry Practice of a large law firm, has experience in and knowledge of the financial services industry, and has served as trustee of the SEI Funds Complex since 1982.

Mr. Sullivan has experience as a certified public accountant and financial consultant, experience in and knowledge of public company accounting and auditing and the financial services industry,

served as an officer of a large financial services firm in its operations department, and has served as trustee of the SEI Funds Complex since 1996.

Ms. Greco has experience as a director of several large public companies and as a trustee of a real estate investment trust, served as President and Chief Executive Officer of a large commercial bank, has experience in and knowledge of the financial services industry, and has served as trustee of the SEI Funds Complex since 1999.

Ms. Lesavoy has served as a director of several private equity fundraising firms, has experience marketing and selling a wide range of investment products to institutional investors, has experience in and knowledge of the financial services industry, and has served as trustee of the SEI Funds Complex since 2003.

Mr. Williams serves as Chief Investment Officer of a non-profit foundation, has experience as the President of an investment management firm, the President of a registered investment company and the Manager of a public company’s pension assets, has experience in and knowledge of the financial services industry, and has served as trustee of the SEI Funds Complex since 2004.

Mr. Johnson served as a senior vice president, corporate finance, of a Fortune 500 Company, has experience in and knowledge of the financial services and banking industries, has served as a director of other mutual funds, and has served as trustee of the SEI Funds Complex since 2007.

Mr. Harris was Chief Executive Officer and Director of an investment management firm, has experience serving on the Board of a public company, has experience in and knowledge of the financial services and banking industries, and has served as trustee of the SEI Funds Complex since 2008.

Because the Trust does not hold regular annual shareholder meetings, each Trustee will hold office until the earlier of his or her resignation or his or her successor is duly appointed or elected and qualified.

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds’ Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time SIMC presents the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, each Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of SIMC and other service providers such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every three years, meets with the Sub-Advisers to review such services. Among other things, the Board regularly considers the Sub-Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of financial statement risk encountered by the Funds and noting any significant deficiencies or material weaknesses that were identified in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds’ other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

BOARD LEADERSHIP STRUCTURE

Mr. Nesher, an Interested Trustee of the funds within the SEI Funds Complex, will serve as Chair of the Board, as he does for the other funds within the SEI Funds Complex. In this role, the Chair presides at all meetings of the Board and acts as a liaison between the Board, management and legal counsel to the Trust.

The Independent Trustees have appointed Mr. Sullivan as Lead Independent Trustee. The Board of Trustees has considered its Board leadership structure and has determined that its leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Trustees made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (two-thirds) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in each of the Funds, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

Except for any duties specified herein or pursuant to the Trust’s Trust Instrument and By-laws, the designation of Chair, Vice Chair or Lead Independent Trustee does not impose on such Trustees any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such persons as members of the Board. The Board has designated a number of standing committees, as further discussed below, each of which has a Chair who is an Independent Trustee and which assists with the administration of the Trust’s operations. The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time, in order to carry out the functions of the Board. The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.

BOARD COMMITTEES

Effective February 2012, the Board made certain changes to the committee structures of the Board to conform them to the committee structure of the SEI Funds Complex. The Board will now have a standing Audit Committee and a standing Governance Committee, each of which will be comprised only of Independent Trustees. The functions of these committees are substantially the same as the functions of the prior Board’s Trust’s Audit and Nominating and Corporate Governance Committees, respectively. The Board has also appointed a Fair Value Committee, which will be composed of at least one Board member and representatives of various fund services providers. The Fair Value Committee will be responsible for determining the fair value of securities for which current market quotations are not readily available.

Board Standing Committees. The Board has established the following standing committees:

• Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Trust’s independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust’s compliance program. Messrs. Sullivan, Williams, Johnson and Harris, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The

Audit Committee meets periodically, as necessary, and met XX (XX) times during the Trust’s most recently completed fiscal year.

• Fair Value Pricing Committee. The Board has appointed a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee will operate under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board’s delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX (XX) times during the Trust’s most recently completed fiscal year.

• Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust’s offices. Messrs. Sullivan, Williams, Johnson and Harris, Ms. Greco and Ms. Lesavoy currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met XX (XX) times during the Trust’s most recently completed fiscal year.

• Previous Board Committees. Prior to the structural changes made to the Board, the Board had an audit committee, a valuation committee, and a nominating and corporate governance committee, each of which is comprised solely of the Trust’s then-independent trustees. The prior audit committee made recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. The prior audit committee held [  ] meetings during the Trust’s last fiscal year.

The prior nominating and corporate governance committee was responsible for the selection and nomination of candidates to serve as trustees. The nominating and corporate governance committee did not have a stated policy for considering nominees recommended by shareholders. The prior nominating and corporate governance committee held [  ] meetings during the Trust’s last fiscal year.

The prior valuation committee was responsible for overseeing the valuation of the portfolio securities held by the Funds through the prior investment adviser’s implementation of the Trust’s procedures with respect to valuation of portfolio securities. The prior valuation committee met [  ] times during the Trust’s last fiscal year.

COMPENSATION OF TRUSTEES

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation (000)		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex (000)
Interested
Robert A. Nesher		$0	N/A	N/A		$0
William M. Doran		$0	N/A	N/A		$0
Timothy P. Clark		$0	N/A	N/A		$0
Independent
George J. Sullivan, Jr.	$	XX	N/A	N/A	$	XX
Rosemarie B. Greco	$	XX	N/A	N/A	$	XX
Nina Lesavoy	$	XX	N/A	N/A	$	XX
James M. Williams	$	XX	N/A	N/A	$	XX
Mitchell A. Johnson	$	XX	N/A	N/A	$	XX
Hubert L. Harris, Jr.	$	XX	N/A	N/A	$	XX

Prior to February 2012, the Funds did not compensate Trustees of the Trust for the services they provide to the Funds. The Funds did reimburse Trustees for reasonable out-of-pocket expenses incurred in providing their services to the Trust.

EXECUTIVE OFFICERS

Officers of the Trust are elected by the Board to oversee the day-to-day activities of each of the Funds. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth below. Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI Investments Company (“SEI”) or its affiliates act as investment adviser, administrator or distributor. Unless otherwise stated, the address of each officer is c/o SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania, 19456.

None of the officers, except for Russell Emery, the Chief Compliance Officer (“CCO”) of the Trust, receives compensation from the Trust for his or her services. The Trust’s CCO serves in the same capacity for other trusts included in the SEI Funds Complex, and the Trust pays its pro-rata share of the aggregate compensation payable to the CCO for his services.

Name and Age	Position (s) Held With Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

EXECUTIVE OFFICERS

Robert A. Nesher DOB 08/17/46	President and Chief Executive Officer	Since March 2012	See biographical information above under the heading “Interested Trustees.”
Peter A. Rodriguez DOB 1/18/62	Controller and Chief Financial Officer	Since March 2012

Director, Funds Accounting, SEI Investments Global Funds Services, since March 2011, September 2002 to March 2005 and 1997-2002. Director, Mutual Fund Trading, SEI Private Trust Company, May 2009 to February 2011. Director, Asset Data Services, Global Wealth Services, June 2006 to April 2009. Director, Portfolio Accounting, SEI Investments Global Funds Services, March 2005 to June 2006.

Timothy D. Barto DOB 03/28/68	Vice President and Secretary	Since March 2012

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and SEI Investments Global Funds Services since 2004. Vice President of SIMC and SEI Investments Global Funds Services since 1999. Vice President and Assistant Secretary of SEI since 2001.

John J. McCue DOB 04/20/63	Vice President	Since March 2012	Director of Portfolio Implementations for SIMC, August 1995 to present. Managing Director of Money Market Investments for SIMC, January 2003 to 2005.
Russell Emery DOB 12/18/62	Chief Compliance Officer	Since February 2012	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Institutional

Investments Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Director of Investment Product Management and Development of SIMC, February 2003-March 2006.

Aaron C. Buser DOB 11/19/70	Vice President and Assistant Secretary	Since March 2012

Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.

David F. McCann DOB 03/19/76	Vice President and Assistant Secretary	Since March 2012

Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.

Keri E. Rohn DOB 08/24/80	Anti-Money Laundering Compliance Officer	Since February 2012	Compliance Officer of SEI Investments Company, June 2003-present. Privacy Officer Since March 2012

*  Each officer shall hold office until the election and qualification of his or her successor, or until earlier resignation or removal.

PROXY VOTING POLICY

The Funds have engaged New Covenant Trust Company, NA (“NCTC”) to vote proxies in it absolute discretion after taking into consideration the best interests of the shareholders of the Funds and the Funds themselves consistent with the socially responsible policies of the General Assembly of the Presbyterian Church (U.S.A).

NCTC has elected to retain an independent proxy voting service (the “Service”) to vote proxies with respect to the Funds in accordance with Proxy Voting Guidelines (the “Guidelines”) approved by NCTC’s Proxy Voting Committee (the “Committee”). The Guidelines set forth the manner in which NCTC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and vote the proxies in accordance with the Guidelines.

Proxy votes generally will be cast in favor of proposals that:

1) maintain or strengthen the shared interests of shareholders and management;

2) increase shareholder value;

3) maintain or increase shareholder influence over the issuer’s board of directors and management;

4) maintain or increase the rights of shareholders;

5) are consistent with the socially responsible policies of the Presbyterian Church (U.S.A.); and

6) maintain or enhance the integrity and oversight of the corporation and its public reporting.

Proxy votes generally will be cast against proposals having the opposite effect.

Prior to voting a proxy, the Service makes available to NCTC its recommendation on how to vote in light of the Guidelines. NCTC retains the authority to overrule the Service’s recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether NCTC may have a material conflict of interest regarding the proposal. If the Committee determines that NCTC has such a material conflict, NCTC shall instruct the Service to vote in accordance with the Service’s recommendation unless NCTC, after full disclosure to the Fund of the nature of the conflict, obtains the Fund’s consent to voting in the to vote on the proposal).

With respect to proxies of an affiliated investment company or series thereof, such as the SEI Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”).

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 877-835-4531; (ii) on the Funds’ website at http://www.NewCovenantFunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

SECURITIES AND OTHER INTERESTS

As of [     ], 2012, the Trustees and officers of the Trust individually and as a group owned beneficially less than 1% of the outstanding shares of any Fund. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Funds as of December 31, 2011.

Trustees	Dollar Range of Shares (Growth Fund)	Dollar Range of Shares (Income Fund)	Dollar Range of Shares (Balanced Growth Fund)	Dollar Range of Shares (Balanced Income Fund)	Aggregate Dollar Range of Shares (Fund Complex)

Interested Trustees

Robert A. Nesher	$XX - $XX	$XX - $XX	$XX - $XX	$XX - $XX	Over $100,000
William M. Doran	$XX - $XX	$XX - $XX	$XX - $XX	$XX - $XX	Over $100,000
Timothy P. Clark	$XX - $XX	$XX - $XX	$XX - $XX	$XX - $XX	$XX - $XX

Independent Trustees

George J. Sullivan, Jr.	$XX - $XX	$XX - $XX	$XX - $XX	$XX - $XX	Over $100,000
Rosemarie B. Greco	$XX - $XX	$XX - $XX	$XX - $XX	$XX - $XX	$50,001 - $100,000
Nina Lesavoy	$XX - $XX	$XX - $XX	$XX - $XX	$XX - $XX	None
James M. Williams	$XX - $XX	$XX - $XX	$XX - $XX	$XX - $XX	None
Mitchell A. Johnson	$XX - $XX	$XX - $XX	$XX - $XX	$XX - $XX	$50,001 - $100,000
Hubert L. Harris, Jr.	$XX - $XX	$XX - $XX	$XX - $XX	$XX - $XX	None

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control persons are those owning more than 25% of the voting securities, which can affect the control on the voting securities of other security holders. Principal holders are those persons who own 5% or greater of a Fund’s voting securities. [  ] may be deemed to control certain of the Funds due to its substantial ownership of shares of the Funds. As of [     ], 2012, the following persons owned beneficially or of record, the following percentage of each Fund’s voting securities:

Name and Address	Percentage of Fund’s Voting Securities

THE ADVISER AND SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to [  ] investment companies, including [  ] portfolios. SIMC had approximately $[  ] billion in assets as of [  ], 2012.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds, and operates as a “manager of managers.” SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to retain unaffiliated investment Sub-Advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the Sub-Advisers.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds’ assets among the Sub-Advisers, monitors and evaluates Sub-Adviser performance, and oversees Sub-Adviser compliance with the Funds’ investment objectives, policies and restrictions. The Sub-Advisers are selected based primarily upon the research and recommendation of SIMC, which evaluates quantitatively and qualitatively a Sub-Adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

The Advisory Agreement provides that SIMC shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days’ nor more than 60 days’ written notice to SIMC or a Sub-Adviser, as applicable, or by SIMC or a Sub-Adviser, as applicable, on 90 days’ written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Growth Fund	0.62%
Income Fund	0.42%
Balanced Growth Fund	0.00%
Balanced Income Fund	0.00%

SIMC pays the Sub-Advisers a fee out of its advisory fee, which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

For each Fund, the following table shows: (i) the dollar amount of fees paid to SIMC by the Funds; and (ii) the dollar amount of SIMC’s voluntary fee waivers for the fiscal year ended June 30, 2012:

	Advisory Fees Paid (000)*		Advisory Fee Waivers (000)*
Growth Fund	$	XX	$	XX
Income Fund	$	XX	$	XX
Balanced Growth Fund	$	XX	$	XX
Balanced Income Fund	$	XX	$	XX

* SIMC became the investment adviser for each of the Funds on [  ], 2012.

For each Fund, the following table shows: (i) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (ii) the dollar amount of the Sub-Advisers’ voluntary fee waivers for the fiscal years ended June 30, 2012:

	Sub-Advisory Fees Paid (000)*		Sub-Advisory Fees Waived (000)*
Growth Fund	$	XX	$	XX
Income Fund	$	XX	$	XX
Balanced Growth Fund	$	XX	$	XX
Balanced Income Fund	$	XX	$	XX

* Amounts shown are for the period since SIMC became the investment adviser for each of the Funds on [  ], 2012.

During the fiscal years ended June 30, 2010, 2011 and 2012, One Compass Advisors, the Funds’ former investment adviser, received the following fees from the Funds for its services (net of waivers or reimbursements, as described below):

	2010*	2011*	2012*
Growth Fund	$6,071,245	$6,173,411	$	XX

Income Fund	$2,292,811	$2,807,542	$	XX

Balanced Growth Fund	$0	$0		$0

Balanced Income Fund	$0	$0		$0

*  For the fiscal year ended June 30, 2010, One Compass Advisors reimbursed a portion of the shareholder services fees (up to 0.17% of average net assets) for the Growth Fund and waived a portion of its advisory fee (up to 0.25% of average net assets) for the Income Fund. These amounts totaled $687,902 and $623,760 for each Fund, respectively. One Compass Advisors also reimbursed the Balanced Growth Fund and Balanced Income Fund a portion of the shareholder services fees (up to 0.17% of average net assets) paid by the Balanced Growth Fund and Balanced Income Fund. From July 1, 2010 through December 31, 2010, One Compass Advisors reimbursed a portion of the shareholder services fees (up to 0.17% of average net assets) for the Growth Fund, Balanced Growth Fund and Balanced Income Fund and waived a portion of its advisory fee (up to 0.25% of average net assets) for the Income Fund. These amounts totaled $346,293, $214,563, $72,772 and $277,572 for each Fund, respectively. Between January 1, 2011 and June 30, 2011, the Funds did not pay shareholder servicing fees on assets not held through a qualified broker-dealer and One Compass Advisors did not waive any of its investment advisory fees. One Compass Advisors was the investment adviser for each of the Funds through [    ], 2012.

During the fiscal years ended June 30, 2010, 2011, and 2012, the Sub-Advisers received the following as compensation for their services:

	2010	2011	2012(1)
Baillie Gifford Overseas, Ltd.(5)	$4,766	$641,999	$	XX
Robert W. Baird & Co., Incorporated(12)	$237,977	$313,608	$	XX
Brockhouse & Cooper International, Inc.(8)	N/A	$82,441	$	XX
Capital Guardian Trust Company(2)	$533,781	N/A	$	XX
EARNEST Partners, LLC(11)	$196,918	$300,799	$	XX
Santa Barbara Asset Management, LLC(7)	$415,751	$431,198	$	XX
Sound Shore Management, Inc.(9)	$563,497	$597,258	$	XX
Sterling Capital Management LLC(3)	$149,998	N/A	$	XX
Sustainable Growth Advisers, LP (6)	N/A	N/A	$	XX
TimesSquare Capital Management, LLC(10)	$156,702	$190,865	$	XX
Wellington Management Company, LLP(4)	$770,334	$349,842	$	XX

(1) Compensation reflects amounts paid to the Sub-Advisers by One Compass Advisors through [  ], 2012. SIMC has obtained an exemptive order from the SEC that permits the non-disclosure of amounts paid by SIMC to the Sub-Advisers (see “Manager of Managers Structure” above).

(2)  Capital Guardian Trust Company was terminated effective June 17, 2010, as Sub-Adviser to the Growth Fund and was replaced by Baillie Gifford Overseas, Ltd.

(3)  Sterling Capital Management LLC was terminated effective August 23, 2010, as Sub-Adviser to the Income Fund.

(4)  Wellington Management Company, LLP was terminated effective December 17, 2010, as Sub-Adviser to the Growth Fund.

(5)  Baillie Gifford Overseas, Ltd. became a Sub-Adviser to the Growth Fund on June 17, 2010.

(6) Sustainable Growth Advisers, LP became a Sub-Adviser to the Growth Fund on October 19, 2011.

(7)  Santa Barbara Asset Management, LLC was terminated effective October 19, 2011, as Sub-Adviser to the Growth Fund and was replaced by Sustainable Growth Advisers, LP.

(8)  The Board approved the termination of Brockhouse & Cooper International, Inc. as Sub-Adviser the Growth Fund on March 27, 2012.

(9)  The Board approved the termination of Sound Shore Management, Inc. as Sub-Adviser to the Growth Fund on March 27, 2012.

(10)  The Board approved the termination of TimesSquare Capital Management, LLC as Sub-Adviser to the Growth Fund on March 27, 2012.

(11)  The Board approved the termination of EARNEST Partners, LLC as Sub-Adviser to the Income Fund on March 27, 2012.

(12)  The Board approved the termination of Robert W. Baird & Co., Incorporated as Sub-Adviser to the Income Fund on March 27, 2012.

The Sub-Advisers.

BAILLIE GIFFORD OVERSEAS LTD—Baillie Gifford Overseas Ltd (“Baillie Gifford”) serves as a Sub-Adviser to a portion of the assets of the Growth Fund. Baillie Gifford is an investment adviser registered with the SEC and a United Kingdom corporation. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. In addition to managing a portion of the assets of the Growth Fund since June 17, 2010, Baillie Gifford provides investment management services for investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, corporations, and state or municipal government entities.

J.P. MORGAN INVESTMENT MANAGEMENT INC.—J.P. Morgan Investment Management Inc. (“JPMIM”) serves as a Sub-Adviser to a portion of the assets of the Income Fund. JPMIM is a registered investment adviser and an indirect, wholly owned subsidiary of JPMorgan Chase & Co.

PARAMETRIC PORTFOLIO ASSOCIATES LLC—Parametric Portfolio Associates LLC (“Parametric”) serves as a Sub-Adviser to a portion of the assets of the Growth Fund. Parametric is 92% owned by Eaton Vance Corporation, a Boston-based investment management firm, and is 8% owned by Parametric’s executives and employees.

SUSTAINABLE GROWTH ADVISERS, LP—Sustainable Growth Advisers, LP (“SGA”) serves as a Sub-Adviser to a portion of the assets of the Growth Fund. SGA is a Delaware limited partnership, effectively registered on June 18, 2003 with the SEC as an investment adviser. SGA was founded in 2003 by Principals and Portfolio Managers George P. Fraise, Gordon M. Marchand and Robert L. Rohn as a successor firm to Yeager, Wood & Marshall, itself a successor firm to Franklin Cole & Co (established in 1944). SGA is the legal entity through which all investment management activities are conducted. SGIA, LLC is a Delaware limited liability company that serves as the General Partner to SGA and was formed to exercise management control over the business affairs of SGA. SGIA, LLC owns 10% of SGA with the remaining 90% of SGA wholly owned by SGA staff actively involved in the business. SGIA, LLC is equally owned by the firm’s three founders.

TOCQUEVILLE ASSET MANAGEMENT LP—Tocqueville Asset Management LP (“TAM”) serves as a Sub-Adviser to a portion of the assets of the Growth Fund. TAM, a limited partnership incorporated in the state of Delaware, was founded in 1985 and registered with the SEC in 1990. TAM is an independent, employee-owned firm, with its general partner Tocqueville Management Corporation (“TMC”) owning 40% of the limited partnership and François Sicart, Chairman of TAM, and Robert Kleinschmidt, President of TAM, having equal ownership of TMC. Employees of TAM own the remaining 60% share as limited partners.

WADDELL & REED INVESTMENT MANAGEMENT CO—Waddell & Reed Investment Management Co (“WRIMCO”) serves as a Sub-Adviser to a portion of the assets of the Growth

Fund. WRIMCO, a subsidiary of Waddell & Reed, Inc., which is a subsidiary of Waddell and Reed Financial Services, Inc., which in turn is a subsidiary of Waddell and Reed Financial, Inc., is incorporated in the state of Kansas and was founded and registered with the SEC in 1991. WRIMCO has several affiliations and subsidiaries, all of which are wholly owned by parent companies. There are no principal owners of the public company with greater than 25% ownership.

WESTEND ADVISORS, LLC—WestEnd Advisors, LLC (“WestEnd”) serves as a Sub-Adviser to a portion of the assets of the Growth Fund. WestEnd, founded in 2004, is an independent investment advisory firm structured as a limited liability corporation. WestEnd is 100% owned by employees.

WESTERN ASSET MANAGEMENT COMPANY—Western Asset Management Company (“Western Asset”) serves as a Sub-Adviser to a portion of the assets of the Income Fund. Western Asset is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED—Western Asset Management Company Limited (“Western Asset Limited”) serves as a Sub-Adviser to a portion of the assets of the Income Fund. Western Asset Limited is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland.

The Portfolio Managers.

SIMC

[TO BE ADDED BY AMENDMENT]

Baillie Gifford

Compensation. SIMC pays Baillie Gifford a fee based on the assets under management of the Growth Fund as set forth in an investment sub-advisory agreement between Baillie Gifford and SIMC. Baillie Gifford pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Growth Fund. The following information relates to the period ended December 31, 2011.

Compensation arrangements within Baillie Gifford vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co. For employees, a portfolio manager’s compensation generally consists of base salary, bonus and payments under Baillie Gifford’s long term incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Baillie Gifford offers. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account ongoing compensation benchmark analyses, and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors, including investment performance, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. Investment performance is measured over three years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. The bonus is paid on an annual basis.

Under the long term incentive program eligible participants receive an annual payment based on their years of service, job level and, if applicable, management responsibilities. The long term incentive award is based on investment performance relative to competitors and Baillie Gifford’s operating efficiencies.

Partners’ remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co. and length of service. The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.

Ownership of Fund Shares. As of [       ], 2012, Baillie Gifford’s portfolio managers did not beneficially own any shares of the Growth Fund.

Other Accounts. As of [       ], 2012, in addition to the Growth Fund, Baillie Gifford’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in $m)		Number of Accounts	Total Assets (in $m)		Number of Accounts	Total Assets (in $m)
Jonathan Bates	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Angus Franklin	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Elaine Morrison	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Gerald Smith	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Andrew Strathdee	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Andrew Stobart	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Baillie Gifford’s individual portfolio managers may manage multiple client accounts. These other accounts may include separate accounts, collective investment schemes, mutual funds or offshore funds. Baillie Gifford manages potential conflicts through allocation policies and procedures and internal review processes. Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

JPMIM

Compensation. SIMC pays JPMIM a fee based on the assets under management of the Income Fund as set forth in an investment sub-advisory agreement between JPMIM and SIMC. JPMIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Income Fund. The following information relates to the period ended December 31, 2011.

JPMIM’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM or its affiliates. These elements reflect individual performance and the performance of JPMIM’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Fund Shares. As of [       ], 2012, JPMIM’s portfolio managers did not beneficially own any shares of the Income Fund.

Other Accounts. As of [       ], 2012, JPMIM’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in thousands)		Number of Accounts	Total Assets (in thousands)		Number of Accounts	Total Assets (in thousands)

Douglas Swanson	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Peter Simons, CFA	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Henry Song, CFA	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Income Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Income Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Income Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Income Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

Parametric

Compensation. SIMC pays Parametric a fee based on the assets under management of the Growth Fund as set forth in an investment sub-advisory agreement between Parametric and SIMC. Parametric pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Growth Fund. The following information relates to the period ended December 31, 2011.

Employee Compensation. Compensation of Parametric’s portfolio managers and other investment professionals has three primary components: (i) a base salary; (ii) a quarterly cash bonus; and (iii) annual stock-based compensation consisting of options to purchase shares of Parametric’s parent company, Eaton Vance Corporation’s (“EV”) nonvoting common stock, restricted stock in EV and profit units that participate in the earnings and equity growth of Parametric. Parametric’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric’s investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after Parametric’s October 31 fiscal year-end.

Method to Determine Employee Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance and remain competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EV. Cash bonuses are determined based on a target percentage of Parametric profits. While the base salaries of Parametric’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year based on changes in financial performance and other factors.

Ownership of Fund Shares. As of [       ], 2012, Parametric’s portfolio managers did not beneficially own any shares of the Growth Fund.

Other Accounts. As of [       ], 2012, Parametric’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
David Stein	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Thomas Seto	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Parametric’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Growth Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other investment company accounts and separately managed accounts. The other accounts might have similar investment objectives as the Growth Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Growth Fund. While the portfolio managers’ management of other accounts may give rise to potential conflicts of interest, Parametric does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Parametric believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

SGA

Compensation. SIMC pays SGA a fee based on the assets under management of the Growth Fund as set forth in an investment sub-advisory agreement between SGA and SIMC. SGA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Growth Fund. The following information relates to the period ended December 31, 2011.

SGA’s portfolio managers are equity owners of SGA, which entitles the portfolio managers to share in SGA’s profits and long term growth of the firm. SGA’s portfolio managers do not receive any compensation from the Growth Fund, the Growth Fund’s investment adviser or any other source with respect to management of the Growth Fund or any other account.

Ownership of Fund Shares. As of [       ], 2012, SGA’s portfolio managers did not beneficially own any shares of the Growth Fund.

Other Accounts. As of [       ], 2012, in addition to the Growth Fund, SGA’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
George P. Fraise, Gordon M. Marchand and Robert L. Rohn*	XX	$	XX	XX	$	XX	XX	$	XX

*  SGA utilizes a team-based approach to portfolio management; all of SGA’s client portfolios are managed by consensus of at least two of the three managers to a single template.

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the Growth Fund and his management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective, SGA believes that all issues relating to potential material conflicts of interest have been addressed.

TAM

Compensation. SIMC pays TAM a fee based on the assets under management of the Growth Fund as set forth in an investment sub-advisory agreement between TAM and SIMC. TAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Growth Fund. The following information relates to the period ended December 31, 2011.

Each portfolio manager of the Multi Cap Equity (“MCE”) investment team has an equity interest in the firm. At this time, TAM’s fee schedule for the MCE strategy does not allow for performance fee accounts.

Each portfolio manager receives compensation in connection with his management of the MCE strategy and other responsibilities at TAM, which includes the following components: (i) base remuneration; (ii) a discretionary annual bonus; and (iii) incentive fee (with respect to Mr. Hunt).

Base Remuneration. The annual base remuneration can be a fixed or variable amount. Certain portfolio managers are paid a fixed remuneration out of the variable amount. Messrs. Kleinschmidt and Hunt receive a variable remuneration. Messrs. Zock, Shawn and Hunt receive a fixed remuneration out of the variable amount. The variable amount is calculated using the total of investment advisory fees collected by TAM each month, in arrears, derived from the value of the portfolio assets of accounts (including the Tocqueville Funds), for which these individuals are portfolio managers. These portfolio managers will receive the balance of any respective variable amounts remaining as their compensation, after payment of the fixed amounts to the portfolio managers and other members of the investment team and certain other expenses.

In addition, Mr. Kleinschmidt receives a fixed fee for his role as a director of Tocqueville Management Corp, TAM’s General Partner.

Bonus. Each portfolio manager is eligible to receive a discretionary annual bonus in addition to his base salary. The level of the discretionary bonus is determined by TAM based upon a number of factors, including the firm’s profitability, the expansion of the client account base, the market environment for the respective period, the portion of firm’s revenue that was generated by the work and effort of the portfolio manager, the involvement of the portfolio manager in the investment management functions of TAM, the portfolio manager’s role in the development of other investment professionals, the portfolio manager’s work relationship with support staff and the portfolio manager’s overall contribution to strategic planning and input in decisions for the firm’s group of investment managers.

Incentive Fee. For certain accounts managed by Mr. Hunt, a portion of the fees paid to TAM may be linked to performance. For these particular accounts, TAM will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a predetermined threshold. Mr. Hunt is then paid a percentage of all these incentive fees, and TAM retains the balance.

Ownership of Fund Shares. As of [       ], 2012, TAM’s portfolio managers did not beneficially own any shares of the Growth Fund.

Other Accounts. As of [       ], 2012, TAM’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)

Robert W. Kleinschmidt, CFA	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

James Hunt	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Peter Shawn	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Joseph Zock	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers may manage other accounts. A portfolio manager’s management of these other accounts may give rise to potential conflicts of interest. TAM has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts; however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the portfolio managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a portfolio manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, each portfolio manager’s base salary is based on total advisory fees collected each month, in arrears, for those accounts managed by such portfolio manager. As a result, since their base salary is directly tied to the percentage of the advisory fee charged to the accounts, the portfolio managers may have an incentive to favor accounts where TAM charges a higher advisory fee and those accounts that have a larger asset base to the disadvantage of other accounts that have a lower advisory fee and those accounts with lower total net assets. In particular, the compensation of Mr. Hunt may include an incentive fee for certain accounts he manages, whereas he does not receive an incentive fee in connection with his management of other accounts, including the Growth Fund. In addition, as described above, certain portfolio managers are paid a discretionary annual bonus, and the level of the discretionary annual bonus is determined, in part, based upon TAM’s profitability. Such profits are generally derived from the fees TAM receives for managing all of its investment management accounts. To the extent that accounts other than the Growth Fund have the potential to generate more profits for TAM, the portfolio managers may have an incentive to favor such other accounts.

Because portfolio managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Growth Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. In addition, in the event a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. TAM has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.

WRIMCO

Compensation. SIMC pays WRIMCO a fee based on the assets under management of the Growth Fund as set forth in an investment sub-advisory agreement between WRIMCO and SIMC. WRIMCO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Growth Fund. The following information relates to the period ended December 31, 2011.

WRIMCO’s compensation and incentive programs include:

• A competitive base salary that is commensurate with the individual’s level of experience and responsibility;

• Eligibility to participate in the stock incentive plan that rewards teamwork (a period of four years is required for the restricted stock to become fully-vested);

• Share in a percentage of revenues earned on behalf of separately managed accounts; and

• An attractive incentive bonus based upon investment performance.

Portfolio managers are eligible to receive performance-based bonuses that can reach multiples of their base salaries. The better the pre-tax performance of the client’s portfolio relative to an appropriate benchmark and other peer portfolios with similar investment styles, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period and half is based upon a one-year period. As a strategic effort to retain its portfolio managers, 30% of WRIMCO’s annual incentive bonus is deferred for a three-year period. The deferred portion of bonuses are invested in WRIMCO’s mutual funds, with a minimum of 50% of the deferred bonus required to be invested in the investment style managed by the portfolio manager.

Research analysts can receive incentive bonuses up to a multiple of their base salaries in recognition of contributions made to client performance. Bonuses are structured on two factors: (i) the ability of the analyst to make an accurate buy or sell recommendation; and (ii) the ability of the analyst to convince the portfolio manager(s) to implement their recommendation(s). The total bonus received is based on the net effect of positive and negative recommendations. The greater the positive impact of the analyst’s recommendations in client portfolios, the higher the bonus.

Ownership of Fund Shares. As of [       ], 2012, WRIMCO’s portfolio managers did not beneficially own any shares of the Growth Fund.

Other Accounts. As of [       ], 2012, WRIMCO’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)

Erik Becker, CFA	XX	$	XX	XX	$	XX	XX	$	XX
Gus Zinn, CFA	XX	$	XX	XX	$	XX	XX	$	XX

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

• The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Growth Fund.

• The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Growth Fund. Securities selected for funds or accounts other than the Growth Fund might outperform the securities selected for the Growth Fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO’s Allocation Procedures.

WRIMCO has adopted certain compliance procedures, including a Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

WestEnd

Compensation. SIMC pays WestEnd a fee based on the assets under management of the Growth Fund as set forth in an investment sub-advisory agreement between WestEnd and SIMC. WestEnd pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Growth Fund. The following information relates to the period ended December 31, 2011.

Key personnel are provided with competitive compensation, including salaries, bonuses and equity participation. WestEnd’s compensation program supports retention, and its corporate culture fosters teamwork as well as the means for excellence to be recognized and rewarded. No conflicts are present that may impede management of the Growth Fund or other accounts.

Ownership of Fund Shares. As of [       ], 2012, WestEnd’s portfolio manager did not beneficially own any shares of the Growth Fund.

Other Accounts. As of [         ], 2012, WestEnd’s portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)

Robert L. Pharr	XX	$	XX	XX	$	XX	XX	$	XX

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. WestEnd’s portfolio manager manages other accounts with similar objectives as the Growth Fund, which may give rise to potential conflicts of interest. WestEnd does not believe these conflicts are material. To the extent that conflicts arise that are material, WestEnd believes its policies and procedures are designed to effectively manage those conflicts in an appropriate way.

For each investment strategy offered, investment decisions are made at the product level. All accounts in a particular strategy hold the same securities in the same relative quantities. Any changes to the model are executed across all accounts in the strategy at or around the same time (subject to WestEnd’s trading procedures), provided client-imposed restrictions do not require exclusion.

A potential conflict of interest may exist as a result of WestEnd’s portfolio manager managing the Growth Fund along with other accounts, which, in theory, may allow the portfolio manager to allocate investment opportunities in a way that favors the other accounts over the Growth Fund. Notwithstanding this theoretical conflict of interest, it is WestEnd’s policy to manage each account based on its investment objectives and restrictions. WestEnd has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis and in a manner consistent with each account’s investment objectives and restrictions.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Income Fund as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Income Fund . The following information relates to the period ended December 31, 2011.

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. The firm’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy, and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

Ownership of Fund Shares. As of [       ], 2012, Western Asset’s portfolio managers did not beneficially own any shares of the Income Fund.

Other Accounts. As of [           ], 2012, Western Asset’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets		Number of Accounts	Total Assets		Number of Accounts	Total Assets
Stephen A. Walsh	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Dennis McNamara, CFA	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Julien Scholnick, CFA	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Income Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Income Fund’s trades.

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where a portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager,

Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Western Asset Limited

Compensation. SIMC pays Western Asset Limited a fee based on the assets under management of the Income Fund as set forth in an investment sub-advisory agreement between Western Asset Limited and SIMC. Western Asset Limited pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Income Fund. The following information relates to the period ended December 31, 2011.

At Western Asset Limited, one compensation methodology covers all products and functional areas, including portfolio managers. The firm’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

Ownership of Fund Shares. As of [       ], 2012, Western Asset Limited’s portfolio managers did not beneficially own any shares of the Income Fund.

Other Accounts. As of [       ], 2012, Western Asset Limited’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets		Number of Accounts	Total Assets		Number of Accounts	Total Assets
Stephen A. Walsh	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Dennis McNamara, CFA	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

Julien Scholnick, CFA	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Income Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Income Fund’s trades.

Western Asset Limited has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset Limited or an affiliate has an interest in the account. Western Asset Limited has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset Limited determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset Limited may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

Western Asset Limited’s team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset Limited also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset Limited have access to transactions and holdings information regarding client accounts and Western Asset Limited’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset Limited maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset Limited’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset Limited’s compliance monitoring program.

Western Asset Limited may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including, but not limited to: Trustees’ expenses; audit fees; legal fees; interest expenses; brokerage commissions; registration and notification of shares for sale with the SEC and with various state securities commissions; taxes; cost of insurance; fees of the Funds’ administrator, custodian, fund accountant, transfer agent or other service providers; costs of obtaining quotations of portfolio securities; and the pricing of Fund shares.

CODE OF ETHICS

The Trust, the Adviser, each Sub-Adviser, and SEI Investments Distribution Co. have adopted Codes of Ethics designed to prevent affiliated persons of the Trust, the Adviser, each Sub-Adviser and SEI Investments Distribution Co. from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds. Each Code of Ethics permits personnel subject to that code to, under certain circumstances, invest in securities, including securities that may be purchased or held by a Fund. These Codes of Ethics are available to the public through the SEC website.

OTHER SERVICE PROVIDERS

DISTRIBUTOR

SEI Investments Distribution Co. serves as the principal underwriter (the “Distributor”) for the Trust pursuant to a Distribution Agreement. The Distribution Agreement was approved at a meeting of the Board of Trustees on March 27, 2012, for an initial two-year term commencing on April 2, 2012, and is renewable annually thereafter. The Distribution Agreement is terminable without penalty on 60 days’ written notice, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Trust, or by the Distributor. The Distribution Agreement will also terminate automatically in the event of its assignment. The Distributor is a wholly-owned subsidiary of SEI. The Distributor has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (“USBFS”) provides transfer agency services for the Funds. As part of these services, USBFS processes shareholder transactions and provides shareholder information services, compliance reporting, and identity theft prevention and anti-money laundering services. USBFS maintains the Trust’s records in connection with the services it provides. USBFS’ business address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, serves as administrator to the funds and has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC, a wholly-owned subsidiary of SEI, is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement (“the Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days’ written notice to the Administrator; or (b) by the Administrator on not less than 90 days’ written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by each Fund, at the following annual rates:

Fund	Administration Fee
Growth Fund	0.20%
Income Fund	0.20%
Balanced Growth Fund	0.20%
Balanced Income Fund	0.20%

For the fiscal year ended June 30, 2012, each Fund incurred the following fees under the Administration Agreement:

Fund	Administrative Service Fees *
Growth Fund	$	XX
Income Fund	$	XX
Balanced Growth Fund	$	XX
Balanced Income Fund	$	XX

* The Administrator became the administrator for each of the Funds on [  ].

For the fiscal years ended June 30, 2010, 2011 and 2012, the Funds paid USBFS, the Funds’ former administrator, the following fees for administration services:

	2010	2011	2012*
Growth Fund	$149,961	$140,272	$	XX

Income Fund	$84,922	$88,462	$	XX

Balanced Growth Fund	$53,266	$52,154	$	XX

Balanced Income Fund	$17,239	$18,753	$	XX

* USBFS was the administrator for each of the Funds from July 1, 2011 through [       ], 2012.

SHAREHOLDER SERVICES AGREEMENTS

The Trust has adopted a shareholder servicing plan and agreement for the Funds (the “Shareholder Servicing Plan”) with SEI Investments Distribution Co. (“SIDCo.”). Under the Shareholder Servicing Plan, the SIDCo. may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided in investments; assisting clients in changing dividend options, account designations and addresses, providing sub-accounting with respect to shares beneficially owned by clients; providing information periodically to clients showing their positions in shares; forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; processing purchase, exchange and redemption requests from clients and placing such orders with a Fund or its service providers; processing dividend payments from a Fund on behalf of its clients; and providing such other similar services as a Fund may, through the Distributor, reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Pursuant to its authority under the Shareholder Servicing Plan, SIDCo. has further entered into a shareholder service agreement with New Covenant Trust Company, N.A. (“NCTC”) to provide certain shareholder services to the Funds and clients who may beneficially own Fund shares, including: responding to inquiries from clients concerning their investments in Fund shares; responding to client inquiries relating to the services performed by SIDCo. or any other service provider; assisting clients in changing account options, account designations and addresses; maintaining, or assisting the Trust in maintaining, accounts relating to clients that invest in Fund shares; providing information periodically to clients showing their positions in Fund shares; forwarding shareholder communications form the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; and providing such other similar services as the Trust, through SIDCo., may reasonably request to the extent that NCTC is permitted to do so under applicable laws or regulations.

For the fiscal year ended June 30, 2012, the Funds incurred the following fees under the Shareholder Servicing Plan:

Fund	Shareholder Service Plan Fees*		Shareholder Service Plan Fees Waived*
Growth Fund	$	XX	$	XX
Income Fund	$	XX	$	XX
Balanced Growth Fund	$	XX	$	XX
Balanced Income Fund	$	XX	$	XX

* SIDCo. has performed shareholder services for the Funds since [  ].

During the fiscal years ended June 30, 2011 and 2012, the Growth Fund, Income Fund, Balanced Growth Fund and Balanced Income Fund made the following payments pursuant to their former shareholder services agreements, a substantial majority of which payments were made to an affiliate of the Funds’ former adviser.

	2011	2012*

Growth Fund	$613,762	$	XX

Income Fund	$354,848	$	XX

Balanced Growth Fund	$317,502	$	XX

Balanced Income Fund	$110,833	$	XX

* The Funds’ former shareholder services agreements were terminated on [       ], 2012.

SOCIAL WITNESS SERVICES

In order to better ensure that the Funds continue to conform to their stated investment policy of making investment decisions consistent with the social-witness principles approved by the

General Assembly of the Presbyterian Church (U.S.A.), the Trust has entered into an agreement with NCTC pursuant to which NCTC will provide the Trust with certain services, including: compiling and providing a list of issuers in which the Funds will be prohibited from investing under the social-witness principles; providing services to the Funds to ensure that proxies are voted consistent with social-witness principles; seeking to place specific shareholder proposals onto the ballots of issuers’ shareholder meetings from time to time and otherwise engaging issuers with respect to relevant matters. In addition, the agreement provides the Trust a license with respect to the use of the phrase “New Covenant Funds” and related symbols or logos.

CUSTODIAN SERVICES

U.S. Bank National Association (“U.S. Bank”), located at 425 Walnut Street, Cincinnati, Ohio 45202, to acts as wire agent and custodian for the assets of the Income Fund, Balanced Growth Fund and Balanced Income Fund. Brown Brothers Harriman & Co. (“BBH”), located at 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the Growth Fund. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective March 27, 2012, [  ], serves as the independent registered public accounting firm for each Fund.

LEGAL COUNSEL

Effective February 22, 2012, Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

BROKERAGE

The Adviser and Sub-Advisers, in effecting the purchases and sales of portfolio securities for the account of the Funds, will seek execution of trades either, (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if reasonable in relation to brokerage and research services provided to the Trust or the Adviser or Sub-Adviser by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser or Sub-Advisers may use research and services provided to it by brokers and dealers in servicing all its clients. Fund orders may be placed with an affiliated broker-dealer. Portfolio orders will be placed with an affiliated broker-dealer only where the price being charged and the services being provided compare favorably with those charged to the Funds by non-affiliated broker-dealers. Over-the-counter transactions are usually placed with a principal market-maker unless a better net security price is obtainable elsewhere. The Adviser and the Sub-Advisers may also consider the selection of those brokers that provide brokerage/service arrangements to the

Funds such as commission recapture programs pursuant to which the broker agrees to pay for certain services provided to the Funds. The Funds are currently parties to such brokerage/service arrangements with certain brokers.

With respect to brokerage transactions for the Growth Fund for the fiscal year ended June 30, 2012, the Sub-Advisers for the Growth Fund purchased and sold securities for a total transaction amount of $[  ] through brokers that provided research services to the Sub-Advisers and the Funds and paid $[  ] in commissions to such brokers.

The aggregate dollar amounts of brokerage commissions paid by the Funds were as follows:

Commissions Paid

	For the fiscal year ended June 30:
Fund Name	2010	2011	2012

Growth Fund	$632,097	$441,331	$	XX

Income Fund	$0	$0		$0

Balanced Growth Fund	$0	$0		$0

Balanced Income Fund	$0	$0		$0

For the fiscal year ended June 30, 2012, the Growth Fund paid total commissions of $[  ] to affiliated broker-dealers.

As of the year ended June 30, 2012, the Growth Fund and Income Fund invested the following amounts in securities of their regular broker-dealers:

[TO BE ADDED BY AMENDMENT]

GENERAL INFORMATION

SHARES OF BENEFICIAL INTEREST

The Trust Instrument authorizes the issuance of an unlimited number of shares for each of the Funds, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares of the Funds, nor are there cumulative voting rights with respect to the shares of any of the Funds. Each of a Fund’s shares has equal voting rights. Each issued and outstanding share of a Fund is entitled to participate equally in dividends and distributions declared by such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

All issued and outstanding shares of each Fund will be fully paid and non-assessable and will be redeemable at net asset value per share. The interests of shareholders in the Funds will not be evidenced by a certificate or certificates representing shares of a Fund.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new series or classes. The Trustees have authorized one class of shares to be issued currently.

PURCHASES, REDEMPTIONS, AND PRICING OF SHARES

NET ASSET VALUE

Shares of each Fund may be purchased at net asset value. The net asset value per share of each Fund is calculated by adding the value of securities and other assets of that Fund, subtracting liabilities and dividing by the number of its outstanding shares. Each Fund’s share price will be determined at the close of regular trading hours of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Orders received by the transfer agent after 4:00 p.m., will be confirmed at the next business day’s price.

VALUATION

The Funds’ Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of a Fund’s existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

REDEMPTIONS IN-KIND

The Trust reserves the right to pay redemptions in-kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Trust may limit the amount of redemption proceeds paid in cash with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In the case of requests for redemptions in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or any time a cash distribution would impair the liquidity of the Funds to the detriment of the existing shareholders. If the recipient later sold such securities, a brokerage charge might be incurred.

SUSPENSION OF REDEMPTIONS

The right of redemption may be suspended or the date of payment postponed during (a) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted, (b) any period in which an emergency exists as determined by the SEC so that disposal of a Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) such other periods as the SEC by order may permit to protect the Funds’ shareholders.

EXCHANGE OF SHARES

An exchange is effected by redemption of shares of one Fund and the issuance of shares of another Fund. With respect to an exchange among the Funds, a capital gain or loss for Federal income tax purposes will be realized upon the exchange, depending upon the cost, other basis of the shares redeemed, and your tax status. The exchange privilege is not designed for use in connection with short-term trading or market-timing strategies. The exchange privilege may be terminated or suspended or its terms changed at any time, subject to 60 days’ prior notice.

TELEPHONE INSTRUCTIONS

Neither the Trust nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered reasonable. You assume the risk to the full extent of your accounts that telephone requests may be unauthorized. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with USBFS as transfer agent will be recorded.

AUTOMATIC INVESTING

You may authorize automatic investing through automatic withdrawals from your bank account on a regular basis. Minimum investments must be for at least $50.

SYSTEMATIC WITHDRAWAL PLAN

If you purchase or already own $5,000 or more of any Fund’s shares, valued at the net asset value, and you wish to receive periodic payments from your account(s), you may establish a Systematic Withdrawal Plan by completing an application provided for this purpose. If you participate in this plan, you will receive monthly, quarterly or annual checks in the amount designated. The minimum withdrawal is $50. The amount of withdrawal may be changed at any time. Dividends and capital gain distributions on a Fund’s shares in the Plan should be reinvested in additional shares at net asset value. Payments are made from proceeds derived from the redemption of Fund shares you own. With respect to the Funds, the redemption of shares may result in a gain or loss that is reportable, if you are a taxable entity.

Redemptions required for payments may reduce or use up your investment, depending upon the size and frequency of withdrawal payments and market fluctuations. Accordingly, Plan payments cannot be considered as yield or income on the investment.

USBFS, as agent for the shareholder, may charge for services rendered beyond those normally assumed by the Funds. No such charge is currently assessed, but such a charge may be instituted by USBFS upon notice in writing to shareholders. This Plan may be terminated at any time without penalty upon written notice by the shareholder, by the Funds, or by USBFS.

INTEGRATED VOICE RESPONSE (IVR) SYSTEM

You can obtain toll-free access to account information, as well as perform certain transactions, by calling 877-835-4531. IVR provides share price, price change, account balances and history (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months), and allows sales or exchanges of Fund shares. You may also obtain addresses (for mailing, wire and the internet), year-end information, and request Fund literature. By pressing “0”, you are able to speak to a customer service representative.

TAXATION OF THE FUNDS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. Unless otherwise noted, references to “the Fund” apply to each of the four Funds discussed herein.

TAX STATUS OF THE FUNDS

REGULATED INVESTMENT COMPANY MODERNIZATION ACT. Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the “RIC Mod Act”) which makes certain beneficial changes for regulated investment companies and their shareholders, some of which are referenced below. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a regulated investment company as such for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts certain regulated investment companies from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of income and gains.

TAXATION OF THE FUNDS. Each Fund intends to continue to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of each Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a regulated investment company for a tax year, and the relief provisions are not available, the Fund will be subject to tax on its income at regular corporate rates (and, to the extent applicable, corporate alternative minimum tax). In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of such Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income distributed to individuals. In addition, such a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company. The Board reserves the right not to maintain the qualification of the Funds as regulated investment companies if it determines such course of action to be beneficial to shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2 % of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

FUND INVESTMENTS

MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimus amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which the Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to taxable shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income.

Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN INVESTMENTS. Dividends and interest received by a Fund’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then such Fund should be eligible to file an election with the Internal Revenue Service (“IRS”) that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to this election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If a Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. Foreign tax credits, if any, received by a Fund as a result of an investment in another regulated investment company will not be passed through to you unless the Fund qualifies as a “qualified fund of funds” under the Code. A Fund will be treated as a “qualified fund of funds” if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other regulated investment companies.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Currently effective tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Absent further legislation, the maximum 15% rate applicable to certain qualifying dividends and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. The Funds will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and any other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as “qualified foreign corporations.”

The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

You will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below your cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. You should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to you.

Recent legislation effective beginning January 1, 2013, provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

As of June 30, 2012, the Funds had available for federal tax purposes unused capital loss carryforwards expiring as follows:

	2013		2014		2015		2016		2017		2018		2019		2020
Growth Fund	$	XX	$	XX	$	XX	$	XX	$	XX	$	XX	$	XX	$	XX
Income Fund	$	XX	$	XX	$	XX	$	XX	$	XX	$	XX	$	XX	$	XX
Balanced Growth Fund	$	XX	$	XX	$	XX	$	XX	$	XX	$	XX	$	XX	$	XX
Balanced Income Growth	$	XX	$	XX	$	XX	$	XX	$	XX	$	XX	$	XX	$	XX

The RIC Mod Act changed the treatment of capital loss carryovers for regulated investment companies. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by the Funds indefinitely. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of such Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for a particular Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of a Fund, you will realize a taxable gain or loss depending upon your basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands, and the rate of tax will depend upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If you hold Fund shares for six months or less and during that period receive a distribution taxable to you as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Each Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, each Fund will also be required to report the cost basis information for such shares and indicate whether those shares had a short-term or long-term holding period. For each sale of Fund shares a Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use a default method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at a current rate of 28% (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to you if (1) you fail to furnish the Fund with your correct taxpayer identification number or social security number, (2) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, (3) when required to do so, you fail to certify that you are not subject to backup withholding, or (4) you fail to certify that you are a U.S. resident, including a resident alien. Any amounts withheld may be credited against your federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on your particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 28% (or a lower treaty rate, if applicable).

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

A complete list of each Fund’s portfolio holdings is made publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.  The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been filed with the SEC, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis. Beginning on the day after any portfolio holdings information is filed with the SEC, such information will be delivered directly to any person that requests it, through electronic or other means.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is filed with the SEC, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust’s officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the filing of such information with the SEC.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds’ Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds’ third-party independent pricing agents, the Funds’ legal counsel and the Funds’ independent registered public accounting firm, as well as to state and federal regulators and government agencies and as otherwise required by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider’s contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds’ Forms N-CSR and N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Funds for the fiscal year ended June 30, 2012, as set forth in the Trust’s annual report to shareholders, including the notes thereto and the report of [  ] thereon, are incorporated herein by reference.

APPENDIX A — DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

A S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch for long-term issues:

“AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however,

business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR’S

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: A S&P Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

• Positive means that a rating may be raised.

• Negative means that a rating may be lowered.

• Stable means that a rating is not likely to change.

• Developing means a rating may be raised or lowered.

• N.M. means not meaningful.

MOODY’S

WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

A S&P note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/“VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/“VMIG-2” - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/“VMIG-3” - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

NEW COVENANT FUNDS

PART C—OTHER INFORMATION

Item 28.  Exhibits

(a)(1)  Trust Instrument, dated September 30, 1998, is herein incorporated by reference to Exhibit (a) to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the Securities and Exchange Commission ("SEC") on September 30, 1998.

(a)(2)  Certificate of Trust, dated September 30, 1998, is herein incorporated by reference to Exhibit (a)(1) to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on September 30, 1998.

(b)  Amended and Restated By-Laws, dated March 27, 2012, are filed herewith.

(c)  Not applicable.

(d)(1)  Investment Advisory Agreement between the Registrant and SEI Investments Management Corporation ("SIMC") is to be filed by a future amendment.

(d)(2)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Baillie Gifford Overseas Ltd is filed herewith.

(d)(3)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and J.P. Morgan Investment Management Inc. is filed herewith.

(d)(4)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Parametric Portfolio Associates LLC is filed herewith.

(d)(5)  Investment Sub-Advisory Agreement, dated April 12, 2012, between SIMC and Sustainable Growth Advisers, LP is filed herewith.

(d)(6)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Tocqueville Asset Management LP is filed herewith.

(d)(7)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Waddell & Reed Investment Management Co is filed herewith.

(d)(8)  Investment Sub-Advisory Agreement, dated March 27, 2012, between SIMC and WestEnd Advisors, LLC is filed herewith.

(d)(9)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Western Asset Management Company is filed herewith.

(d)(10)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Western Asset Management Company Limited is filed herewith.

(e)  Distribution Agreement, dated March 23, 2012, between the Registrant and SEI Investments Distribution Co. is filed herewith.

(f)  Not applicable.

(g)(1)  Custodian Agreement, dated February 2012, between the Registrant and Brown Brothers Harriman & Co. is to be filed by a future amendment.

(g)(2)  Custody Agreement, dated February 2012, between the Registrant and U.S. Bank National Association is to be filed by a future amendment.

(h)(1)  Transfer Agent Servicing Agreement, dated March 18, 2008, between the Registrant and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on October 28, 2008.

(h)(2)  Addendum, dated May 18, 2009, to the Transfer Agent Servicing Agreement, dated March 18, 2008, between the Registrant and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to Exhibit (h)(iii)(A) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 28, 2009.

(h)(3)  Administration Agreement, dated February 2012, between the Registrant and SEI Investments Global Funds Services is to be filed by a future amendment.

(h)(4)  Social Witness Services and License Agreement, dated February 22, 2012, between the Registrant and New Covenant Trust Company is to be filed by a future amendment.

(h)(5)  Shareholder Service Plan and Agreement between the Registrant and SEI Investments Distribution Co. is to be filed by a future amendment.

(i)  Opinion and Consent of Counsel is to be filed by a future amendment.

(j)  Consent of Independent Registered Public Accounting Firm is to be filed by a future amendment.

(k)  Not applicable.

(l)  Initial Capital Agreement, dated June 28, 1999, is herein incorporated by reference to Exhibit (l) of Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on June 30, 1999.

(m)  Not applicable.

(n)  Not applicable.

(o)  Reserved.

(p)(1)  The Code of Ethics for SIMC, dated October 1, 2010, is filed herewith.

(p)(2)  The Code of Ethics for SEI Investments Distribution Co., dated February 11, 2011, is to be filed by a future amendment.

(p)(3)  The Code of Ethics for SEI Investments Global Funds Services, dated June 2011, is to be filed by a future amendment.

(p)(4)  The Code of Ethics for New Covenant Funds is to be filed by a future amendment.

(p)(5)  The Code of Ethics for Baillie Gifford Overseas Ltd is herein incorporated by reference to Exhibit (p)(iii) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on October 28, 2010.

(p)(6)  The Code of Ethics for J.P. Morgan Investment Management Inc. is to be filed by a future amendment.

(p)(7)  The Code of Ethics for Parametric Portfolio Associates LLC is to be filed by a future amendment.

(p)(8)  The Code of Ethics for Sustainable Growth Advisers, LP is herein incorporated by reference to Exhibit (p)(ix) of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on October 28, 2011.

(p)(9)  The Code of Ethics for Tocqueville Asset Management, LP is to be filed by a future amendment.

(p)(10)  The Code of Ethics for Waddell & Reed Investment Management Co is to be filed by a future amendment.

(p)(11)  The Code of Ethics for WestEnd Advisors, LLC is to be filed by a future amendment.

(p)(12)  The Code of Ethics for Western Asset Management Company is to be filed by a future amendment.

(p)(13)  The Code of Ethics for Western Asset Management Company Limited is to be filed by a future amendment.

(q)  Power of Attorney, dated March 28, 2012, for Robert A. Nesher, William M. Doran, Rosemarie B. Greco, George J. Sullivan, Jr., Nina Lesavoy, James M. Williams, Mitchell A. Johnson, Hubert L. Harris, Timothy P. Clark and Peter A. Rodriguez is filed herewith.

Item 29.  Persons Controlled by or Under Common Control with the Funds

See the Prospectus and Statement of Additional Information filed herewith regarding the Registrant's control relationships. SIMC is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant (SEI Investments Distribution Co.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30.  Indemnification

Reference is made to Article IX of the Registrant's Trust Instrument which is filed as Exhibit (a)(1) to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31.  Business and Other Connections of the Investment Manager

[ITEM 31 INFORMATION TO BE UPDATED IN A FUTURE AMENDMENT]

SEI Investments Management Corporation (the "Adviser") is the investment adviser for the Registrant. The principal address of the Adviser is One Freedom Valley Drive, Oaks, PA 19456. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

Baillie Gifford Overseas Ltd ("Baillie Gifford") is a sub-adviser for the Growth Fund. Baillie Gifford is registered as an investment adviser under the Advisers Act.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") is a sub-adviser for the Income Fund. J.P. Morgan is registered as an investment adviser under the Advisers Act.

Parametric Portfolio Associates LLC ("Parametric") is a sub-adviser for the Growth Fund. Parametric is registered as an investment adviser under the Advisers Act.

Sustainable Growth Advisers, LP ("SGA") is a sub-adviser for the Growth Fund. SGA is registered as an investment adviser under the Advisers Act.

Tocqueville Asset Management LP ("Tocqueville") is a sub-adviser for the Growth Fund. Tocqueville is registered as an investment adviser under the Advisers Act.

Waddell & Reed Investment Management Co ("Waddell & Reed") is a sub-adviser for the Growth Fund. Waddell & Reed is registered as an investment adviser under the Advisers Act.

WestEnd Advisors, LLC ("WestEnd") is a sub-adviser for the Growth Fund. WestEnd is registered as an investment adviser under the Advisers Act.

Western Asset Management Company ("WAM") is a sub-adviser for the Income Fund. WAM is registered as an investment adviser under the Advisers Act.

Western Asset Management Company Limited ("WAML") is a sub-adviser for the Income Fund. WAML is registered as an investment adviser under the Advisers Act.

Item 32.  Principal Underwriter

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982

SEI Liquid Asset Trust	November 29, 1982

SEI Tax Exempt Trust	December 3, 1982

SEI Institutional Managed Trust	January 22, 1987

SEI Institutional International Trust	August 30, 1988

The Advisors' Inner Circle Fund	November 14, 1991

The Advisors' Inner Circle Fund II	January 28, 1993

Bishop Street Funds	January 27, 1995

SEI Asset Allocation Trust	April 1, 1996

SEI Institutional Investments Trust	June 14, 1996

CNI Charter Funds	April 1, 1999

iShares Inc.	January 28, 2000

iShares Trust	April 25, 2000

Optique Funds, Inc.	November 1, 2000

Causeway Capital Management Trust	September 20, 2001

BlackRock Funds III (f/k/a Barclays Global Investors Funds)	March 31, 2003

The Arbitrage Funds	May 17, 2005

ProShares Trust	November 14, 2005

Community Reinvestment Act Qualified Investment Fund	January 8, 2007

SEI Alpha Strategy Portfolios, LP	June 29, 2007

TD Asset Management USA Funds	July 25, 2007

SEI Structured Credit Fund, LP	July 31, 2007

Wilshire Mutual Funds, Inc.	July 12, 2008

Wilshire Variable Insurance Trust	July 12, 2008

Global X Funds	October 24, 2008

ProShares Trust II	November 17, 2008

Exchange Traded Concepts Trust	August 7, 2009

Schwab Strategic Trust	October 12, 2009

RiverPark Funds	September 8, 2010

Adviser Managed Trust	February 16, 2011

The Distributor provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B.

Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee

Edward D. Loughlin	Director	—

Wayne M. Withrow	Director	—

Kevin P. Barr	President & Chief Executive Officer	—

Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	—

Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—

John C. Munch	General Counsel & Secretary	—

Mark J. Held	Senior Vice President	—

Lori L. White	Vice President & Assistant Secretary	—

John P. Coary	Vice President & Assistant Secretary	—

John J. Cronin	Vice President	—

Robert M. Silvestri	Vice President

(c) Not applicable.

Item 33.  Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

U.S. Bank National Association
425 Walnut Street
Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c)  With respect to Rules 31a-1(b)(5),(6),(9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

Baillie Gifford Overseas Ltd
Calton Square
1 Greenside Road
Edinburgh, Scotland EH1 3AN

J.P. Morgan Investment Management Inc.
270 Park Avenue
New York, New York 10167

Parametric Portfolio Associates LLC
1918 Eighth Avenue
Suite 3100
Seattle, Washington 98101

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Sustainable Growth Advisers, LP
301 Tresser Boulevard
Stamford, Connecticut 06901

Tocqueville Asset Management LP
40 West 57th Street
19th Floor
New York, New York 10019

Waddell & Reed Investment Management Co
6300 Lamar Avenue
Overland Park, Kansas 66202

WestEnd Advisors, LLC
4064 Colony Road, Suite 130
Charlotte, North Carolina 28211

Western Asset Management Company
385 East Colorado Boulevard
6th Floor
Pasadena, California 91101

Western Asset Management Company Limited
10 Exchange Square
Primrose Street
London EC2A 2EN, United Kingdom

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 18 to Registration Statement No. 333-64981 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 29th day of August, 2012.

NEW COVENANT FUNDS

BY:  /S/ ROBERT A. NESHER

  Robert A. Nesher
  Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

* Rosemarie B. Greco	Trustee	August 29, 2012

* William M. Doran	Trustee	August 29, 2012

* George J. Sullivan, Jr.	Trustee	August 29, 2012

* Nina Lesavoy	Trustee	August 29, 2012

* James M. Williams	Trustee	August 29, 2012

* Mitchell A. Johnson	Trustee	August 29, 2012

* Hubert L. Harris, Jr.	Trustee	August 29, 2012

* Timothy P. Clark	Trustee	August 29, 2012

/s/ Robert A. Nesher Robert A. Nesher	Trustee, President & Chief Executive Officer	August 29, 2012

	/s/ Peter A. Rodriguez Peter A. Rodriguez	Controller & Chief Financial Officer	August 29, 2012

*By:	/s/ Robert A. Nesher Robert A. Nesher Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Exhibit
EX-99.B(b)	Amended and Restated By-Laws, dated March 27, 2012

EX-99.B(d)(2)	Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Baillie Gifford Overseas Ltd

EX-99.B(d)(3)	Investment Sub-Advisory Agreement, dated March 30, 2012, SIMC and J.P. Morgan Investment Management Inc.

EX-99.B(d)(4)	Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Parametric Portfolio Associates LLC

EX-99.B(d)(5)	Investment Sub-Advisory Agreement, dated April 12, 2012, between SIMC and Sustainable Growth Advisers, LP

EX-99.B(d)(6)	Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Tocqueville Asset Management LP

EX-99.B(d)(7)	Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Waddell & Reed Investment Management Co

EX-99.B(d)(8)	Investment Sub-Advisory Agreement, dated March 27, 2012, between SIMC and WestEnd Advisors, LLC

EX-99.B(d)(9)	Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Western Asset Management Company

EX-99.B(d)(10)	Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Western Asset Management Company Limited

EX-99.B(e)	Distribution Agreement, dated March 23, 2012, between the Registrant and SEI Investments Distribution Co.

EX-99.B(p)(1)	Code of Ethics for SIMC, dated October 1, 2010

EX-99.B(q)	Power of Attorney, dated March 28, 2012, for Robert A. Nesher, William M. Doran, Rosemarie B. Greco, George J. Sullivan, Jr., Nina Lesavoy, James M. Williams, Mitchell A. Johnson, Hubert L. Harris, Timothy P. Clark and Peter A. Rodriguez